Exhibit (c)(ii)

Exhibit (c)(ii)

First Physicians Capital Group, Inc.

Valuation Analysis as of May 27, 2014

May 28, 2014

Draft

First Physicians

CAPITAL GROUP, INC.

5/28/14 12:03

Cabrillo Advisors

MERGERS & ACQUISITIONS

Valuation Summary

First Physicians Capital Group

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Valuation Summary

($ in millions)

	Market Approach		Income Approach
	Guideline Public Company Analysis	Guideline Transaction Analysis	Discounted Cash Flow Analysis
Enterprise Value (Indicated Range)	$43.000 - $52.000	$39.000 - $45.000	$32.000 - $41.000
x Weighting [1]	30.0%	25.0%	45.0%
Weighted Indication	$12.900 - $15.600	$9.750 - $11.250	$14.400 - $18.450

	Overall		
Enterprise Value (Implied Range)	**$37.100**	**-**	**$45.300**
Add: Implied Value of Catch-Up Payments [2]	$4.200	-	$4.200
Enterprise Value (Implied Range)	**$41.300**	**-**	**$49.500**
Non-operating Assets/Liabilities:			
Add: Cash and Cash Equivalents Balance as of 3/31/14	$4.109	-	$4.109
Add: Net Operating Loss [3]	2.300	-	2.300
Less: Cash Used for Paydown of Certain Interest-Bearing Debt [4]	(2.100)	-	(2.100)
Total Nonoperating Assets/Liabilities	$4.309	-	$4.309
Total Enterprise Value	**$45.600**	**-**	**$53.800**
Less: Interest-Bearing Debt [5]	(5.915)	-	(5.915)
Less: Preferred Stock [6]	0.000	-	0.000
Total Equity Value (Marketable Minority Interest Basis) (rounded)	**$40.000**	**-**	**$48.000**
Results Summary [7]			
Value of Common Stock (Marketable Minority Interest Basis)	**$0.54**	**-**	**$0.65**

1. Based on discussions with Management, represents an estimate of the present value of future proceeds (partial recovery of valuation allowance)
2. Cabrillo Advisors estimate. Discounts the market approaches given the lack of pure-play comparable companies
3. See Net Operating Loss Analysis for details
4. Per Management, reflects cash used in April 2014 to paydown the remainder of the 2009 and 2013 Bridge Financings, and a $0.1 million note payable
5. See Debt Summary for details
6. For purposes of this analysis, Preferred Stock is considered to be a component of equity. See Equity Allocation Summary for detail
7. See Equity Allocation Summary for details

Cabrillo Advisors | 3

First Physicians Capital Group

Valuation Analysis as of May 27, 2014 (Draft)

Net Operating Loss Analysis

($ in millions)

Assumptions:

Market Value of Equity (midpoint)

$44.000

Applicable Federal Rate

3.270%

Projected FYE September 30,

Pretax Income

2014 1

2015

2016

2017

2018

2019

2020

2021

2022

2023

2024

2025

Total Pretax Income / (Loss) 2

$7.213

$7.623

$8.140

$8.682

$9.251

$9.806

$10.296

$10.708

$11.029

$11.360

$11.701

$12.052

-

29.5%

6.8%

6.7%

6.5%

6.0%

5.0%

4.0%

3.0%

3.0%

3.0%

3.0%

Tax Liability Before Tax Asset Usage

40.0%

$2.885

$3.049

$3.256

$3.473

$3.700

$3.922

$4.118

$4.283

$4.412

$4.544

$4.680

$4.821

NOL Carryforward

Pretax Income Subject to NOL Usage 3

90.0%

$6.492

$6.860

$7.326

$7.814

$8.326

$8.825

$9.267

$9.637

$9.926

$10.224

$10.531

$10.847

Annual Restriced NOL Limitation: 4

$0.300

$0.300

$0.300

$0.300

$0.300

$0.300

$0.300

$0.300

$0.300

$0.300

$0.300

$0.300

Beginning Restricted NOL 5,6

13.000

12.700

12.400

12.100

11.800

11.500

11.200

10.900

0.000

0.000

0.000

0.000

Less: Expirations 4

0.000

0.000

0.000

0.000

0.000

0.000

0.000

10.600

0.000

0.000

0.000

0.000

Less: NOL Usage 4

0.300

0.300

0.300

0.300

0.300

0.300

0.300

0.300

0.000

0.000

0.000

0.000

Ending Restriced NOL

12.700

12.400

12.100

11.800

11.500

11.200

10.900

0.000

0.000

0.000

0.000

0.000

Annual Additional NOL Limitation: 7

$1.139

$1.139

$1.139

$1.139

$1.139

$1.139

$0.067

$0.000

$0.000

$0.000

$0.000

$0.000

Beginning Additional NOL 1,8

6.900

5.761

4.622

3.484

2.345

1.206

0.067

0.000

0.000

0.000

0.000

0.000

Less: Expirations

0.000

0.000

0.000

0.000

0.000

0.000

0.000

0.000

0.000

0.000

0.000

0.000

Less: NOL Usage 7

1.139

1.139

1.139

1.139

1.139

1.139

0.067

0.000

0.000

0.000

0.000

0.000

Ending Additional NOL

5.761

4.622

3.484

2.345

1.206

0.067

0.000

0.000

0.000

0.000

0.000

0.000

Total Annual Tax Savings

Total NOL Usage

$1.439

$1.439

$1.439

$1.439

$1.439

$1.439

$0.367

$0.300

$0.000

$0.000

$0.000

$0.000

Tax Relief from NOL Usage

$0.576

$0.576

$0.576

$0.576

$0.576

$0.576

$0.147

$0.120

$0.000

$0.000

$0.000

$0.000

Discount Period

0.30

1.10

2.10

3.10

4.10

5.10

6.10

7.10

8.10

9.10

10.10

11.10

Discount Factor 9

20.25%

0.95

0.82

0.68

0.56

0.47

0.39

0.32

0.27

0.22

0.19

0.16

0.13

Present Value of Tax Savings

$0.545

$0.470

$0.391

$0.325

$0.270

$0.225

$0.048

$0.032

$0.000

$0.000

$0.000

$0.000

Total Federal Tax Savings (Rounded)

$2.300

1. Represents a 7.2-month stub period.

2. Projections per Management. Projected pretax income for tax purposes has been assumed to equal pretax income for book purposes

3. Due to restrictions imposed by the alternative minimum tax (AMT), only 90.0% of total pretax income is subject to tax relief from NOL carryforwards.

4. Per Management, losses that occurred before June 22, 2001 are limited to $0.3 million per year an expire in 2021.

5. Per Management, as of September 30, 2013.

6. Represents the balance of restricted NOLs as a result of a change of ownership of more than 50% that occurred on June 22, 2001.

Per Management, losses that occurred before June 22, 2001 are limited to $0.3 million per year and expire in 2021.

7. Calculated pursuant to Section 382 as the product of the market value of equity and the applicable federal rate, less the portion of the Restricted NOL utilized.

8. Represents NOLs incurred subsequent to the June 22, 2001 transaction, and are currently unrestricted.

9. Consideration was given to the company’s cost of equity capital. See Derivation of WACC - Summary and Reconciliation for details.

Note: Mid-year convention applied.

Cabrillo Advisors | 4

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Debt Summary

($ in millions)

	Balance		Issue Date	Maturity Date	Interest Rate		Warrants		
	Initial	Current			Stated	Effective	Shares	Conv. Price	Exer. Date
2009 Bridge Financing [1]									
Bridge Notes (SMP)	$0.500	$0.000	2/6/2009	--	--	--	0.625	NA	NA
Bridge Notes (Ciabattoni)	1.000	0.000	2/6/2009	--	--	--	1.250	NA	NA
Second Bridge Notes	0.500	0.000	3/3/2009	--	--	--	0.208	NA	NA
Third Bridge Notes	0.200	0.000	4/14/2009	--	--	--	0.083	NA	NA
Total 2009 Bridge Financing	$2.200	$0.000					2.167	$0.6000	expired
2011 Bridge Financing									
Installment 1 (Aug '11)	$0.674	$0.000	Aug 2011	--	--	--	NA	NA	NA
Installment 2 (Sep '11)	0.550	0.000	Sep 2011	--	--	--	NA	NA	NA
Installment 3 (Nov '11)	0.360	0.000	Nov 2011	--	--	--	NA	NA	NA
Installment 4 (Dec '11)	0.100	0.000	Dec 2011	--	--	--	NA	NA	NA
Installment 5 (Jan '12)	0.350	0.000	Jan 2012	--	--	--	NA	NA	NA
Total 2011 Bridge Financing	$2.034	$0.000					2.278	$0.3125	5 years
2012 Bridge Financing									
Installment 1 (Feb '12)	$0.340	$0.000	Feb 2012	--	--	--	NA	NA	NA
Installment 2 (Mar '12)	0.320	0.000	Mar 2012	--	--	--	NA	NA	NA
Installment 3 (Apr '12)	0.390	0.000	Apr 2012	--	--	--	NA	NA	NA
Installment 4 (May '12)	0.229	0.000	May 2012	--	--	--	NA	NA	NA
Total 2012 Bridge Financing	$1.279	$0.000					4.093	$0.3125	5 years
2013 Bridge Financing [2]									
Installment 1 (Nov '13)	$0.450	$0.000	Nov 2013	--	--	--	NA	NA	NA
Installment 2 (Jan '14)	0.200	0.000	Jan 2014	--	--	--	NA	NA	NA
Total 2013 Bridge Financing	$0.650	$0.000							
Long-Term Debt [3]									
Note Payable (Real Estate)		$3.001	NA	Nov 2028	P+2% (7% Min)	7.00%			
Note Payable (Real Estate)		2.739	NA	Nov 2028	P+2% (7% Min)	7.00%			
Bridge Notes Payable		0.000	see above	see above	see above	see above			
Note Payable		0.175	NA	Feb 2016	9.00%	9.00%			
Note Payable [4]		0.000	NA	--	--	--			
Total Debt		**$5.915**				**7.06%**			
Less: Cash & Cash Equivalents		4.109							
Net Debt		**$1.806**							
Adjusted EBITDA (LTM)		$7.822							
Net Debt / EBITDA		*0.2x*							
Other Warrants:									
Series 7-A Convertible Preferred Stock Warrants							6.718	$0.3125	Dec 2017

EBITDA - Earnings Before Interest, Taxes, Depreciation & Amortization; LTM refers to Latest Twelve Months; P refers to Prime Rate

1. Per Management, the 2009 Bridge Financings, which had a balance of $1.35 million, were paid off in April 2014. An adjustment has been made to the Company's cash balance to reflect the paydown.
2. Per Management, the 2013 Bridge Financings, which had a balance of $0.65 million, were paid off in April 2014. An adjustment has been made to the Company's cash balance to reflect the paydown.
3. Balances as of March 31, 2014.
4. Per Management, the $0.1 million Note Payable was paid off in April 2014. An adjustment has been made to the Company's cash balance to reflect the paydown.

Sources: Company's audited annual 10-K and interim 10-Q filings, and Managment.

Cabrillo Advisors | 5

First Physicians Capital Group

Valuation Analysis as of May 27, 2014 (Draft)

FPCG Stock Price

($ in millions)

OTCPK:FPCG

OTCPK:FPCG

Date

Price

Change

Volume

Date

Price

Change

Volume

5/27/2014

$0.540

0.0%

70

4/14/2014

$0.260

0.0%

8,570

5/23/2014

$0.540

0.1%

60,530

4/11/2014

$0.260

0.0%

10

5/22/2014

$0.539

11.2%

6,100

4/10/2014

$0.260

-16.1%

26,790

5/21/2014

$0.485

1.0%

10,560

4/9/2014

$0.310

-3.1%

161,500

5/20/2014

$0.480

-12.1%

9,770

4/8/2014

$0.320

23.1%

144,120

5/19/2014

$0.546

-0.7%

22,920

4/7/2014 (2)

$0.260

1290.4%

227,780

5/16/2014

$0.550

12.0%

510

4/4/2014

$0.019

0.0%

0

5/15/2014

$0.491

-3.9%

37,820

4/3/2014

$0.019

-1.1%

3,000

5/14/2014

$0.511

24.6%

81,470

4/2/2014

$0.019

0.0%

0

5/13/2014

$0.410

-4.7%

7,390

4/1/2014

$0.019

0.0%

30

5/12/2014

$0.430

65.4%

249,870

3/31/2014

$0.019

0.0%

20

5/9/2014 (1)

$0.260

0.0%

7,000

3/28/2014

$0.019

372.5%

7,000

5/8/2014

$0.260

0.0%

100

3/27/2014

$0.004

0.0%

0

5/7/2014

$0.260

4.0%

1,000

3/26/2014

$0.004

0.0%

10

5/6/2014

$0.250

4.2%

9,000

3/25/2014

$0.004

0.0%

20

5/5/2014

$0.240

37.1%

3,500

3/24/2014

$0.004

0.0%

0

5/2/2014

$0.175

0.0%

150

3/21/2014

$0.004

0.0%

1,000

5/1/2014

$0.175

8.7%

710

3/20/2014

$0.004

0.0%

0

4/30/2014

$0.161

0.0%

10

3/19/2014

$0.004

0.0%

0

4/29/2014

$0.161

0.0%

0

3/18/2014

$0.004

0.0%

0

4/28/2014

$0.161

-32.9%

2,500

3/17/2014

$0.004

0.0%

0

4/25/2014

$0.240

0.0%

0

3/14/2014

$0.004

0.0%

10

4/24/2014

$0.240

0.0%

0

3/13/2014

$0.004

0.0%

0

4/23/2014

$0.240

0.0%

80

3/12/2014

$0.004

0.0%

0

4/22/2014

$0.240

0.0%

8,330

3/11/2014

$0.004

0.0%

0

4/21/2014

$0.240

9.1%

5,000

3/10/2014

$0.004

0.0%

0

4/18/2014

$0.220

0.0%

0

3/7/2014

$0.004

0.0%

2,470

4/17/2014

$0.220

0.0%

10

3/6/2014

$0.004

0.0%

15,190

4/16/2014

$0.220

-15.1%

8,070

3/5/2014

$0.004

0.0%

0

4/15/2014

$0.259

-0.4%

6,050

3/4/2014

$0.004

-

0

1-day

$ 0.540

70

5-day

$0.517

17,406

10-day

$0.509

23,714

30-day

$0.325

17,951

60-day

$0.193

18,934

Implied Equity Value at $0.54/share: 3

$40.000

Cabrillo Midpoint Total Equity Value

$44.000

Total Equity Value vs. Implied Equity Value

10.0%

OTCK:FPCG

Historical Price and Volume

$0.600

$0.500

$0.400

$0.300

$0.200

$0.100

$0.000

300,000

250,000

200,000

150,000

100,000

50,000

0

3/4/2014

3/11/2014

3/18/2014

3/25/2014

4/1/2014

4/8/2014

4/15/2014

4/22/2014

4/29/2014

5/6/2014

5/13/2014

5/20/2014

5/27/2014

1. On May 8, 2014 a large shareholder (SMP Investments I, LLC) filed a Schedule 13D/A, stating, among other items, that the “Reporting Persons are evaluating potential transactions that could allow the Issuer to become eligible to terminate its registration under Section 12(g)(4) of the Act. As of the date of this Statement, the Issuer has approximately 353 stockholders, a significant portion of which hold small positions in the Issuer’s Common Stock. The Reporting Persons intend to support a reverse stock split by the Issuer, which would result in the Issuer having fewer than 300 stockholders and becoming eligible to terminate the Issuer’s registration.”

2. On May 4, 2014, the Company filed their delinquent financial results dating from Q3 2011 to Q1 2014.

3. Implied Market Value of Equity based on a backsolve of the Equity Allocation Model using a common stock price of $0.54 per share.

Source: Capital IQ. Cabrillo

Advisors | 6

Company Financial Information

First Physicians Capital Group

First Physicians Capital Group

Valuation Analysis as of May 27, 2014 (Draft)

Representative Levels

($ in millions)

Fiscal Year Ended September 30,

LTM

Projected Fiscal Year Ended September 30,

CAGR

2010

2011

2012

2013

3/31/14

2014

2015

2016

2017

2018

5-year

Total Revenue (gross) 1

$1.081

$10.630

$21.260

$29.273

$31.891

$32.369

$33.340

$34.341

$35.371

$36.432

Revenue Growth %

-

883.3%

100.0%

37.7%

-

1.5%

3.0%

3.0%

3.0%

3.0%

Allowances (unadjusted)

0.000

(3.916)

(5.066)

(9.881)

(10.305)

(10.829)

(11.336)

(11.332)

(11.319)

(11.294)

Add: Adjustments2

0.000

0.000

0.000

0.000

(1.000)

(0.500)

0.000

0.000

0.000

0.000

Allowances (adjusted)

0.000

(3.916)

(5.066)

(9.881)

(11.305)

(11.329)

(11.336)

(11.332)

(11.319)

(11.294)

% of Revenue

0.0%

36.8%

23.8%

33.8%

35.4%

35.0%

34.0%

33.0%

32.0%

31.0%

Total Revenue (net)

$1.081

$6.714

$16.194

$19.392

$20.586

$21.040

$22.005

$23.008

$24.052

$25.138

5.3%

Revenue Growth %

-

521.1%

141.2%

19.7%

-

8.5%

4.6%

4.6%

4.5%

4.5%

Less: Total Operating Expenses

6.853

8.820

10.866

12.955

12.770

13.166

13.701

14.167

14.648

15.144

as a % of Revenue

634.0%

131.4%

67.1%

66.8%

62.0%

62.6%

62.3%

61.6%

60.9%

60.2%

Add: Depreciation & Amortization

0.028

0.025

0.022

0.009

0.006

0.013

0.054

0.110

0.169

0.230

EBITDA

($5.744)

($2.081)

$5.350

$6.446

$7.822

$7.887

$8.357

$8.951

$9.573

$10.225

9.7%

EBITDA Margin %

-531.4%

-31.0%

33.0%

33.2%

38.0%

37.5%

38.0%

38.9%

39.8%

40.7%

Less: Depreciation & Amortization

0.028

0.025

0.022

0.009

0.006

0.013

0.054

0.110

0.169

0.230

EBIT

($5.772)

($2.106)

$5.328

$6.437

$7.816

$7.874

$8.303

$8.841

$9.404

$9.994

9.2%

EBIT Margin %

-534.0%

-31.4%

32.9%

33.2%

38.0%

37.4%

37.7%

38.4%

39.1%

39.8%

Less: Other Expenses/(Income), net

0.048

0.000

(1.447)

0.000

0.000

0.000

0.000

0.000

0.000

0.000

Less: Interest Expense, net

0.869

0.561

1.126

0.866

0.651

0.661

0.681

0.701

0.722

0.744

Adjusted Pre-tax Income

($6.689)

($2.667)

$5.649

$5.571

$7.165

$7.213

$7.623

$8.140

$8.682

$9.251

Less: Taxes @ 40.0%

(2.676)

(1.067)

2.260

2.228

2.866

2.885

3.049

3.256

3.473

3.700

Net Income

($4.013)

($1.600)

$3.389

$3.343

$4.299

$4.328

$4.574

$4.884

$5.209

$5.550

10.7%

Net Income Margin %

-371.3%

-23.8%

20.9%

17.2%

20.9%

20.6%

20.8%

21.2%

21.7%

22.1%

Additional Financial Information:

Capital Expenditures 3

$0.000

$0.000

$0.000

$0.000

$0.000

$0.158

$0.330

$0.345

$0.361

$0.377

Net Working Capital 4

($1.297)

$1.401

$6.390

$9.310

$12.348

$12.416

$12.561

$12.711

$12.868

$13.031

as a % of Revenue (net)

-120.0%

20.9%

39.5%

48.0%

60.0%

59.0%

57.1%

55.2%

53.5%

51.8%

Adjusted as a % of Revenue (net) 5

-

-

-

-

-

51.4%

32.5%

20.3%

17.7%

17.6%

Net Working Capital Inflow/(Outflow)

-

($2.698)

($4.989)

($2.920)

-

($0.068)

($0.145)

($0.151)

($0.157)

($0.163)

LTM refers to Latest Twelve Months; CAGR refers to Compound Annual Growth Rate.

EBITDA - Earnings Before Interest, Taxes, Depreciation & Amortization; EBIT-Earnings Before Interest and Taxes

1. Excludes income from First Physician’s Realty Group, which is recorded as Other Income, and equal to $0 after a valuation allowance

2. Management estimate of allowance run-rate, after adjusting for a higher rate of collections received in the LTM and 2014 period

3. Represents corporate level overhead, plus an allocation for hospital level maintenance expenditures, estimated at 1.5% of revenue annually per Managemen

Hospital-level capital expenditures are incurred by the hospital rather than the Company, but impact the Company’s cashflows through lower collections from the hospita As a result, Capital Expenditures are being used as a proxy for such lower collections from hospital-level capital expenditures

4. Working Capital is estimate to grow at 15.0% of revenue in the projected period

5. Reflects working capital adjusted for the timing of certain catch-up payments in the projected period Cabrillo

Advisors | 8

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Historical and Projected Income Statements

($ in millions)

	FYE September 30,				LTM	Projected FYE September 30,				
	2010	2011	2012	2013	3/31/14	2014	2015	2016	2017	2018
Revenue from Services (gross)	$1.081	$10.630	$21.260	$29.273	$31.891	$32.369	$33.340	$34.341	$35.371	$36.432
Allowances	0.000	(3.916)	(5.066)	(9.881)	(10.305)	(10.829)	(11.336)	(11.332)	(11.319)	(11.294)
Revenue from Services (net)	$1.081	$6.714	$16.194	$19.392	$21.586	$21.540	$22.005	$23.008	$24.052	$25.138
Total Operating Expenses:										
Selling, General & Administrative	6.825	8.795	10.844	12.946	12.764	13.153	13.648	14.057	14.479	14.913
Depreciation & Amortization	0.028	0.025	0.022	0.009	0.006	0.013	0.054	0.110	0.169	0.230
Total Operating Expenses	6.853	8.820	10.866	12.955	12.770	13.166	13.701	14.167	14.648	15.144
Operating Income	(5.772)	(2.106)	5.328	6.437	8.816	8.374	8.303	8.841	9.404	9.994
Interest Expense (Income)	0.869	0.561	1.126	0.866	0.651	0.661	0.681	0.701	0.722	0.744
Other Expenses (Income)	0.048	0.000	(1.447)	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Pre-tax Income (Loss)	(6.689)	(2.667)	5.649	5.571	8.165	7.713	7.623	8.140	8.682	9.251
Income Taxes (Credit)	0.000	0.000	0.212	0.000	0.215	0.218	0.225	0.232	0.238	0.246
Net Income (Loss)	(6.689)	(2.667)	5.437	5.571	7.950	7.495	7.398	7.909	8.444	9.005
Income (net of taxes) from Discontinued Operations	(2.855)	2.195	0.181	0.202	0.202	0.205	0.211	0.218	0.224	0.231
Net Income (Loss) from Continuing Operations	($9.544)	($0.472)	$5.618	$5.773	$8.152	$7.700	$7.609	$8.126	$8.668	$9.236

Additional Information:

	2010	2011	2012	2013	3/31/14	2014	2015	2016	2017	2018
Capital Expenditures	$0.000	$0.000	$0.000	$0.000	$0.000	$0.158	$0.330	$0.345	$0.361	$0.377
EBITDA (unadjusted)	($5.744)	($2.081)	$5.350	$6.446	$8.822	$8.387	$8.357	$8.951	$9.573	$10.225
EBIT (unadjusted)	($5.772)	($2.106)	$5.328	$6.437	$8.816	$8.374	$8.303	$8.841	$9.404	$9.994

FYE refers to fiscal year end; LTM refers to latest twelve months
EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization; EBIT refers to Earnings Before Interest and Taxes
Sources: Historical financials per the Company's audited annual 10-K and preliminary 10-Q filing. Projections per Management

Cabrillo Advisors | 9

First Physicians Capital Group

Valuation Analysis as of May 27, 2014 (Draft)

Historical and Projected Common-Size Income Statements

FYE September 30,

LTM

Projected FYE September 30,

2010

2011

2012

2013

3/31/14

2014

2015

2016

2017

2018

Revenue from Services (gross)

100.0%

158.3%

131.3%

151.0%

147.7%

150.3%

151.5%

149.3%

147.1%

144.9%

Allowances

0.0%

-58.3%

-31.3%

-51.0%

-47.7%

-50.3%

-51.5%

-49.3%

-47.1%

-44.9%

Revenue from Services (net)

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

Total Operating Expenses:

Selling, General & Administrative

631.4%

131.0%

67.0%

66.8%

59.1%

61.1%

62.0%

61.1%

60.2%

59.3%

Depreciation & Amortization

2.6%

0.4%

0.1%

0.0%

0.0%

0.1%

0.2%

0.5%

0.7%

0.9%

Total Operating Expenses

634.0%

131.4%

67.1%

66.8%

59.2%

61.1%

62.3%

61.6%

60.9%

60.2%

Operating Income

-534.0%

-31.4%

32.9%

33.2%

40.8%

38.9%

37.7%

38.4%

39.1%

39.8%

Interest Expense (Income)

80.4%

8.4%

7.0%

4.5%

3.0%

3.1%

3.1%

3.0%

3.0%

3.0%

Other Expenses (Income)

4.4%

0.0%

-8.9%

0.0%

0.0%

0.0%

0.0%

0.0%

0.0%

0.0%

Pre-tax Income (Loss)

-618.8%

-39.7%

34.9%

28.7%

37.8%

35.8%

34.6%

35.4%

36.1%

36.8%

Income Taxes (Credit)

0.0%

0.0%

1.3%

0.0%

1.0%

1.0%

1.0%

1.0%

1.0%

1.0%

Net Income (Loss)

-618.8%

-39.7%

33.6%

28.7%

36.8%

34.8%

33.6%

34.4%

35.1%

35.8%

Income (net of taxes) from Discontinued Operations

-264.1%

32.7%

1.1%

1.0%

0.9%

1.0%

1.0%

0.9%

0.9%

0.9%

Net Income (Loss) from Continuing Operations

-882.9%

-7.0%

34.7%

29.8%

37.8%

35.7%

34.6%

35.3%

36.0%

36.7%

Additional Information:

Capital Expenditures

0.0%

0.0%

0.0%

0.0%

0.0%

0.7%

1.5%

1.5%

1.5%

1.5%

EBITDA (unadjusted)

-531.4%

-31.0%

33.0%

33.2%

40.9%

38.9%

38.0%

38.9%

39.8%

40.7%

EBIT (unadjusted)

-534.0%

-31.4%

32.9%

33.2%

40.8%

38.9%

37.7%

38.4%

39.1%

39.8%

FYE refers to fiscal year end; LTM refers to latest twelve months

EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization; EBIT refers to Earnings Before Interest and Taxes

Sources: Historical financials per the Company’s audited annual 10-K and preliminary 10-Q filing. Projections per Management

Cabrillo Advisors | 10

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Historical and Balance Sheets

($ in millions)

	Fiscal Year Ended September 30,				As of
	2010	2011	2012	2013	3/31/14
Assets					
Current Assets:					
Cash & Cash Equivalents [1]	$0.535	$1.001	$1.389	$0.982	$4.109
Accounts Receivable	0.038	4.055	9.604	13.690	15.286
Prepaid Expenses	0.047	0.060	0.051	0.066	0.334
Other Current Assets	0.186	0.037	0.007	0.014	0.013
Assets from Discont. Operations	5.738	0.012	0.008	0.000	0.000
Total Current Assets	6.544	5.165	11.059	14.752	19.742
Net Fixed Assets	0.058	0.033	0.011	0.002	0.000
Notes Receivable	0.000	24.493	22.343	22.343	22.343
Other Assets	0.332	0.293	0.268	0.249	0.239
Assets from Discont. Operations	18.796	0.041	0.000	0.000	0.000
Total Assets	$25.730	$30.025	$33.681	$37.346	$42.324
Liabilities & Stockholders' Equity					
Current Liabilities:					
Accounts Payable	$0.418	$1.031	$0.884	$1.116	$1.036
Accrued Expenses	1.150	1.720	2.176	3.132	1.822
Taxes Payable	0.000	0.000	0.212	0.212	0.427
Current Maturities [1]	1.022	4.102	5.041	1.857	2.524
Liabilities from Discont. Operations	7.671	0.576	0.572	0.557	0.557
Total Current Liabilities	10.261	7.429	8.885	6.874	6.366
Long-Term Debt	9.391	7.993	6.161	5.692	5.491
Deferred Gain	0.000	18.050	15.698	15.496	15.395
Long-Term Liabilities from Discont. Ops	10.056	0.000	0.000	0.000	0.000
Total Liabilities	29.708	33.472	30.744	28.062	27.252
Commitments and Contingencies:					
Preferred Stock - Series 1-A	0.166	0.166	0.166	0.166	0.166
Preferred Stock - Series 2-A	0.025	0.025	0.025	0.025	0.025
Preferred Stock - Series 5-A [2]	7.832	7.832	7.832	7.832	7.832
Preferred Stock - Series 6-A [2]	4.381	4.381	4.381	4.381	4.381
Preferred Stock - Series 7-A [2]	0.000	0.000	0.000	0.000	0.000
Total Preferred Stock	12.404	12.404	12.404	12.404	12.404
Net Stockholders' Equity	(16.382)	(15.851)	(9.467)	(3.120)	2.668
Total Liabilities & Stockholders' Equity	$25.730	$30.025	$33.681	$37.346	$42.324
Working Capital (net) [3]	($1.297)	$1.401	$6.390	$9.310	$12.348
% of revenue	*-120.0%*	*20.9%*	*39.5%*	*48.0%*	*57.2%*
Total Debt	$10.413	$12.095	$11.202	$7.549	$8.015
Total Debt (incl. Preferred Stock)	$22.817	$24.499	$23.606	$19.953	$20.419

1. Subsequent to March 31, 2014 the Company redeemed the remaining balance of the 2009 Bridge Financing notes. The impact of this transaction is not reflected in the balance sheet.
2. The Company is in the proces of issuing Series 7-A Preferred Stock. Such final issuance is expected to occur subsequent to the Valuation Date. For purposes of this analysis, we have assumed the Series 7-A issuance, which includes the conversion of certain Series 5-A, 6-A and common shareholders into Series 7-A, will have occurred as of the Valuation Date. The balance sheet figures shown for Series 5-A, 6-A, 7-A, however, reflect balances prior to issuance/conversion.
3. Excludes current assets and liabilities from discontinued operations.

Sources: Historical financials per the Company's audited annual 10-K and preliminary 10-Q filing. March 31, 2013 Balance Sheet is preliminary and provided by Management.

Cabrillo Advisors | 11

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Historical Common-Size Balance Sheets

	Fiscal Year Ended September 30,				As of
	2010	2011	2012	2013	3/31/14
Assets					
Current Assets:					
Cash & Cash Equivalents	2.1%	3.9%	5.4%	3.8%	16.0%
Accounts Receivable	0.1%	15.8%	37.3%	53.2%	59.4%
Prepaid Expenses	0.2%	0.2%	0.2%	0.3%	1.3%
Other Current Assets	0.7%	0.1%	0.0%	0.1%	0.1%
Assets from Discont. Operations	22.3%	0.0%	0.0%	0.0%	0.0%
Total Current Assets	25.4%	20.1%	43.0%	57.3%	76.7%
Net Fixed Assets	0.2%	0.1%	0.0%	0.0%	0.0%
Notes Receivable	0.0%	95.2%	86.8%	86.8%	86.8%
Other Assets	1.3%	1.1%	1.0%	1.0%	0.9%
Assets from Discont. Operations	73.1%	0.2%	0.0%	0.0%	0.0%
Total Assets	100.0%	116.7%	130.9%	145.1%	164.5%
Liabilities & Stockholders' Equity					
Current Liabilities:					
Accounts Payable	1.6%	4.0%	3.4%	4.3%	4.0%
Accrued Expenses	4.5%	6.7%	8.5%	12.2%	7.1%
Taxes Payable	0.0%	0.0%	0.8%	0.8%	1.7%
Current Maturities [1]	4.0%	15.9%	19.6%	7.2%	9.8%
Liabilities from Discont. Operations	29.8%	2.2%	2.2%	2.2%	2.2%
Total Current Liabilities	39.9%	28.9%	34.5%	26.7%	24.7%
Long-Term Debt	36.5%	31.1%	23.9%	22.1%	21.3%
Deferred Gain	0.0%	70.2%	61.0%	60.2%	59.8%
Long-Term Liabilities from Discont. Ops	39.1%	0.0%	0.0%	0.0%	0.0%
Total Liabilities	115.5%	130.1%	119.5%	109.1%	105.9%
Commitments and Contingencies:					
Preferred Stock - Series 1-A	0.6%	0.6%	0.6%	0.6%	0.6%
Preferred Stock - Series 2-A	0.1%	0.1%	0.1%	0.1%	0.1%
Preferred Stock - Series 5-A [2]	30.4%	30.4%	30.4%	30.4%	30.4%
Preferred Stock - Series 6-A [2]	17.0%	17.0%	17.0%	17.0%	17.0%
Preferred Stock - Series 7-A [2]	0.0%	0.0%	0.0%	0.0%	0.0%
Total Preferred Stock	48.2%	48.2%	48.2%	48.2%	48.2%
Net Stockholders' Equity	-63.7%	-61.6%	-36.8%	-12.1%	10.4%
Total Liabilities & Stockholders' Equity	100.0%	116.7%	130.9%	145.1%	164.5%

	2010	2011	2012	2013	3/31/14
Working Capital (net) [3]	-5.0%	4.7%	19.0%	24.9%	29.2%
Total Debt	40.5%	40.3%	33.3%	20.2%	18.9%
Total Debt (incl. Preferred Stock)	88.7%	81.6%	70.1%	53.4%	48.2%

1. Subsequent to March 31, 2014 the Company redeemed the remaining balance of the 2009 Bridge Financing notes. The impact of this transaction is not reflected in the balance sheet.
2. The Company is in the proces of issuing Series 7-A Preferred Stock. Such final issuance is expected to occur subsequent to the Valuation Date. For purposes of this analysis, we have assumed the Series 7-A issuance, which includes the conversion of certain Series 5-A, 6-A and common shareholders into Series 7-A, will have occurred as of the Valuation Date. The balance sheet figures shown for Series 5-A, 6-A, 7-A, however, reflect balances prior to issuance/conversion.
3. Excludes current assets and liabilities from discontinued operations.

Sources: Historical financials per the Company's audited annual 10-K and preliminary 10-Q filing. March 31, 2013 Balance Sheet is preliminary and provided by Management.

Cabrillo Advisors | 12

Guideline Public Company Analysis

First Physicians Capital Group

First Physicians Capital Group

Valuation Analysis as of May 27, 2014 (Draft)

Guideline Public Company Analysis Summary

($ in millions)

Representative Level Selected Multiple Range Indicated Enterprise Value Range

LTM Ended (3/31/14)

Revenues $20.586 2.00 x — 2.50 x $41.170 — $51.470

EBITDA $7.822 6.0 x — 7.0 x $46.930 — $54.750

NFY (2014)

Revenues $21.040 2.00 x — 2.50 x $42.080 — $52.600

EBITDA $7.887 5.5 x — 6.5 x $43.380 — $51.270

Selected Enterprise Value Range, on a Minority Interest Basis $43.000 — $52.000

LTM refers to Latest Twelve Months; NFY—Next Fiscal Yea

Cabrillo Advisors | 14

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Guideline Public Company Multiples

($ in millions)

Guideline Company	Share Price	Equity Market Value [1]	Enterprise Value [1]	EV to Adjusted EBITDA FYE (2013)	LTM	NFY (2014)	NFY+1 (2015)
AmSurg Corp.	$42.96	$1,382.6	$2,461.6	6.7x	6.8x	6.4x	5.7x
First Choice Healthcare Solutions, Inc.	$1.74	29.7	42.2	NMF	NMF	NA	NA
Foundation Healthcare, Inc.	$0.31	53.1	81.7	NMF	25.8x	11.6x	7.2x
IPC The Hospitalist Company, Inc.	$44.23	780.4	842.2	12.7x	12.5x	11.0x	9.8x
Northstar Healthcare Inc.	$1.05	45.6	49.3	9.5x	7.8x	5.2x	2.4x
Providence Service Corp.	$39.97	616.3	640.9	11.9x	11.6x	9.6x	8.1x
SunLink Health Systems Inc.	$1.16	11.0	24.8	6.6x	5.7x	NA	NA
Surgical Care Affiliates, Inc.	$29.04	1,159.5	1,981.2	14.6x	14.8x	12.9x	11.4x
Team Health Holdings, Inc.	$49.71	3,570.7	4,013.2	17.0x	16.2x	14.0x	12.1x
USMD Holdings, Inc.	$11.93	121.0	158.6	15.0x	NMF	NA	NA
Low				6.6x	5.7x	5.2x	5.7x
High				17.0x	25.8x	14.0x	12.1x
Median				12.3x	12.1x	11.0x	8.9x
Mean				11.7x	12.6x	10.1x	9.0x

Guideline Company	Share Price	Equity Market Value [1]	Enterprise Value [1]	EV to Revenue FYE (2013)	LTM	NFY (2014)	NFY+1 (2015)
AmSurg Corp.	$42.96	$1,382.6	$2,461.6	2.28x	2.27x	2.17x	1.99x
First Choice Healthcare Solutions, Inc.	$1.74	29.7	42.2	6.48x	5.72x	NA	NA
Foundation Healthcare, Inc.	$0.31	53.1	81.7	0.94x	0.90x	0.83x	0.78x
IPC The Hospitalist Company, Inc.	$44.23	780.4	842.2	1.38x	1.34x	1.18x	1.07x
Northstar Healthcare Inc.	$1.05	45.6	49.3	1.58x	1.26x	1.00x	0.54x
Providence Service Corp.	$39.97	616.3	640.9	0.57x	0.57x	0.51x	0.46x
SunLink Health Systems Inc.	$1.16	11.0	24.8	0.23x	0.23x	NA	NA
Surgical Care Affiliates, Inc.	$29.04	1,159.5	1,981.2	2.52x	2.51x	2.37x	2.29x
Team Health Holdings, Inc.	$49.71	3,570.7	4,013.2	1.68x	1.64x	1.50x	1.36x
USMD Holdings, Inc.	$11.93	121.0	158.6	0.68x	0.65x	NA	NA
Low				0.57x	0.57x	0.51x	0.46x
High				2.52x	2.51x	2.37x	2.29x
Median				1.38x	1.26x	1.09x	0.93x
Mean				1.42x	1.36x	1.34x	1.19x

*Excluded from high, low, mean and median data.
NA refers to not available; NMF refers to not meaningful figure.
FYE refers to the most recently completed fiscal year end (FYE), latest twelve months (LTM) or next fiscal year (NFY) for which financial information has been made public.
Adjusted EBITDA - Earnings Before Interest, Taxes, Depreciation and Amortization adjusted for certain non-recurring items.
1. Based on reported diluted shares.
Enterprise Value calculated as equity market value + debt outstanding + preferred stock – cash and cash equivalents.
Note: No company used in this analysis for comparative purposes is identical to the Company.
Sources: Public filings, Capital IQ and analyst reports.

Cabrillo Advisors | 15

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Benchmarking Analysis

Size (LTM Revenue, $mm)	
Team Health Holdings, Inc.	$2,449.3
Providence Service Corp.	$1,130.6
AmSurg Corp.	$1,084.3
Surgical Care Affiliates, Inc.	$790.8
IPC The Hospitalist Company, Inc.	$629.2
USMD Holdings, Inc.	$245.8
SunLink Health Systems Inc.	$105.5
Foundation Healthcare, Inc.	$90.6
Northstar Healthcare Inc.	$39.1
First Physicians Capital Group	**$20.6**
First Choice Healthcare Solutions, Inc.	$7.4

Size (Enterprise Value, $mm)	
Team Health Holdings, Inc.	$4,013.2
AmSurg Corp.	$2,461.6
Surgical Care Affiliates, Inc.	$1,981.2
IPC The Hospitalist Company, Inc.	$842.2
Providence Service Corp.	$640.9
USMD Holdings, Inc.	$158.6
Foundation Healthcare, Inc.	$81.7
FPCG (implied)	**$49.7**
Northstar Healthcare Inc.	$49.3
First Choice Healthcare Solutions, Inc.	$42.2
SunLink Health Systems Inc.	$24.8

Historical Growth (2-Fiscal Year Revenue)	
First Choice Healthcare Solutions, Inc.	123.3%
First Physicians Capital Group	**69.9%**
Foundation Healthcare, Inc.	54.3%
Northstar Healthcare Inc.	52.0%
Industry Average	**32.3%**
AmSurg Corp.	18.2%
Team Health Holdings, Inc.	16.9%
IPC The Hospitalist Company, Inc.	15.4%
Providence Service Corp.	9.1%
Surgical Care Affiliates, Inc.	6.1%
SunLink Health Systems Inc.	(4.9%)
USMD Holdings, Inc.	NA

Historical Growth (1-Fiscal Year Revenue)	
USMD Holdings, Inc.	122.2%
Foundation Healthcare, Inc.	87.8%
First Choice Healthcare Solutions, Inc.	71.0%
Northstar Healthcare Inc.	50.0%
Industry Average	**38.4%**
First Physicians Capital Group	**19.7%**
AmSurg Corp.	16.9%
IPC The Hospitalist Company, Inc.	16.4%
Team Health Holdings, Inc.	15.2%
Surgical Care Affiliates, Inc.	7.6%
Providence Service Corp.	1.5%
SunLink Health Systems Inc.	(4.3%)

Projected Growth (2-Fiscal Year Revenue)	
Northstar Healthcare Inc.	70.6%
IPC The Hospitalist Company, Inc.	13.6%
Providence Service Corp.	12.0%
Team Health Holdings, Inc.	11.5%
Foundation Healthcare, Inc.	9.9%
Industry Average *	**9.8%**
AmSurg Corp.	7.2%
First Physicians Capital Group	**6.5%**
Surgical Care Affiliates, Inc.	4.8%
SunLink Health Systems Inc.	NA
First Choice Healthcare Solutions, Inc.	NA
USMD Holdings, Inc.	NA

Historical Growth (2-Fiscal Year EBITDA)	
SunLink Health Systems Inc.	120.3%
AmSurg Corp.	17.1%
IPC The Hospitalist Company, Inc.	16.3%
Team Health Holdings, Inc.	16.1%
Industry Average *	**13.3%**
Surgical Care Affiliates, Inc.	8.6%
Providence Service Corp.	3.6%
First Physicians Capital Group	**NMF**
Foundation Healthcare, Inc.	NMF
First Choice Healthcare Solutions, Inc.	NMF
Northstar Healthcare Inc.	NMF
USMD Holdings, Inc.	NA

Historical Growth (1-Fiscal Year EBITDA)	
Foundation Healthcare, Inc.	201.2%
Providence Service Corp.	29.4%
First Physicians Capital Group	**20.5%**
AmSurg Corp.	18.2%
Team Health Holdings, Inc.	17.4%
IPC The Hospitalist Company, Inc.	17.0%
Industry Average *	**12.0%**
Surgical Care Affiliates, Inc.	4.8%
Northstar Healthcare Inc.	(14.7%)
USMD Holdings, Inc.	(35.7%)
SunLink Health Systems Inc.	(49.8%)
First Choice Healthcare Solutions, Inc.	NMF

Projected Growth (2-Fiscal Year EBITDA)	
Foundation Healthcare, Inc.	116.9%
Northstar Healthcare Inc.	97.0%
Industry Average *	**44.6%**
Providence Service Corp.	21.0%
Team Health Holdings, Inc.	18.2%
First Physicians Capital Group	**13.9%**
IPC The Hospitalist Company, Inc.	13.7%
Surgical Care Affiliates, Inc.	13.2%
AmSurg Corp.	8.7%
First Choice Healthcare Solutions, Inc.	NMF
SunLink Health Systems Inc.	NA
USMD Holdings, Inc.	NA

Profitability (SG&A to Revenue)	
Providence Service Corp.	5.5%
Team Health Holdings, Inc.	10.9%
SunLink Health Systems Inc.	12.9%
IPC The Hospitalist Company, Inc.	17.1%
USMD Holdings, Inc.	20.5%
AmSurg Corp.	23.8%
Surgical Care Affiliates, Inc.	23.9%
Industry Average	**27.3%**
Foundation Healthcare, Inc.	43.8%
Northstar Healthcare Inc.	56.5%
First Choice Healthcare Solutions, Inc.	57.8%
First Physicians Capital Group	**62.0%**

Profitability (EBIT to Revenue)	
First Physicians Capital Group	**38.0%**
AmSurg Corp.	30.6%
Northstar Healthcare Inc.	14.0%
IPC The Hospitalist Company, Inc.	9.9%
Surgical Care Affiliates, Inc.	8.0%
Team Health Holdings, Inc.	7.8%
Industry Average	**6.5%**
Providence Service Corp.	3.6%
SunLink Health Systems Inc.	0.6%
USMD Holdings, Inc.	(1.0%)
Foundation Healthcare, Inc.	(2.5%)
First Choice Healthcare Solutions, Inc.	(5.8%)

Profitability (EBITDA to Revenue)	
First Physicians Capital Group	**38.0%**
AmSurg Corp.	33.6%
Surgical Care Affiliates, Inc.	17.0%
Northstar Healthcare Inc.	16.1%
IPC The Hospitalist Company, Inc.	10.7%
Industry Average	**10.3%**
Team Health Holdings, Inc.	10.1%
Providence Service Corp.	4.9%
SunLink Health Systems Inc.	4.1%
Foundation Healthcare, Inc.	3.5%
USMD Holdings, Inc.	1.9%
First Choice Healthcare Solutions, Inc.	1.3%

Relative Depreciation (Depreciation to EBITDA)	
First Physicians Capital Group	**0.1%**
IPC The Hospitalist Company, Inc.	7.1%
AmSurg Corp.	9.2%
Northstar Healthcare Inc.	13.1%
Team Health Holdings, Inc.	23.1%
Providence Service Corp.	26.9%
Industry Average *	**46.5%**
Surgical Care Affiliates, Inc.	53.1%
SunLink Health Systems Inc.	86.5%
USMD Holdings, Inc.	152.8%
Foundation Healthcare, Inc.	172.1%
First Choice Healthcare Solutions, Inc.	535.2%

Internal Investment (Capital Expenditures to Revenue)	
First Choice Healthcare Solutions, Inc.	5.5%
Surgical Care Affiliates, Inc.	4.7%
Northstar Healthcare Inc.	4.1%
SunLink Health Systems Inc.	3.8%
AmSurg Corp.	2.7%
Industry Average	**2.6%**
Foundation Healthcare, Inc.	1.7%
FPCG (projected)	**1.5%**
Providence Service Corp.	1.0%
Team Health Holdings, Inc.	1.0%
USMD Holdings, Inc.	0.9%
IPC The Hospitalist Company, Inc.	0.6%

Liquidity (Current Ratio)	
First Physicians Capital Group	**3.1**
AmSurg Corp.	2.5
Northstar Healthcare Inc.	2.1
IPC The Hospitalist Company, Inc.	1.9
Industry Average	**1.4**
Surgical Care Affiliates, Inc.	1.3
Providence Service Corp.	1.3
Team Health Holdings, Inc.	1.2
USMD Holdings, Inc.	1.2
SunLink Health Systems Inc.	1.2
First Choice Healthcare Solutions, Inc.	0.9
Foundation Healthcare, Inc.	0.6

Leverage (Debt to EV)	
Northstar Healthcare Inc.	7.0%
IPC The Hospitalist Company, Inc.	10.1%
FPCG (implied)	**11.9%**
Team Health Holdings, Inc.	12.4%
Providence Service Corp.	19.3%
Industry Average *	**18.9%**
AmSurg Corp.	23.8%
Foundation Healthcare, Inc.	27.9%
USMD Holdings, Inc.	28.3%
First Choice Healthcare Solutions, Inc.	30.3%
Surgical Care Affiliates, Inc.	34.2%
SunLink Health Systems Inc.	71.2%

Industry Metric (Medicare/Medicaid Payor Mix)	
Northstar Healthcare Inc.	3.1%
Surgical Care Affiliates, Inc.	23.0%
AmSurg Corp.	25.0%
Foundation Healthcare, Inc.	27.0%
USMD Holdings, Inc.	30.0%
First Choice Healthcare Solutions, Inc.	38.0%
Industry Average	**38.6%**
Team Health Holdings, Inc.	49.9%
IPC The Hospitalist Company, Inc.	53.0%
SunLink Health Systems Inc.	56.6%
First Physicians Capital Group	**57.0%**
Providence Service Corp.	80.0%

Industry Metric (Uninsured Mix)	
USMD Holdings, Inc.	2.4%
Surgical Care Affiliates, Inc.	6.0%
Industry Average	**8.0%**
Foundation Healthcare, Inc.	10.0%
First Physicians Capital Group	**12.5%**
SunLink Health Systems Inc.	13.7%
AmSurg Corp.	NA
Team Health Holdings, Inc.	NA
Northstar Healthcare Inc.	NA
First Choice Healthcare Solutions, Inc.	NA
IPC The Hospitalist Company, Inc.	NA
Providence Service Corp.	NA

Industry Metric (Uncollectible Accounts to Revenue)	
USMD Holdings, Inc.	1.5%
Surgical Care Affiliates, Inc.	1.9%
AmSurg Corp.	2.5%
IPC The Hospitalist Company, Inc.	3.5%
Foundation Healthcare, Inc.	3.9%
Industry Average	**9.8%**
SunLink Health Systems Inc.	11.0%
First Physicians Capital Group	**33.8%**
Team Health Holdings, Inc.	44.7%
First Choice Healthcare Solutions, Inc.	NA
Northstar Healthcare Inc.	NA
Providence Service Corp.	NA

Industry Metric (# of Facilities)	
AmSurg Corp.	242
Surgical Care Affiliates, Inc.	187
Team Health Holdings, Inc.	185
USMD Holdings, Inc.	29
Foundation Healthcare, Inc.	14
Northstar Healthcare Inc.	6
SunLink Health Systems Inc.	6
First Physicians Capital Group	**2**
First Choice Healthcare Solutions, Inc.	1
IPC The Hospitalist Company, Inc.	NA
Providence Service Corp.	NA

FPCG refers to First Physicians Capital Group; NA refers to not available; NMF refers to not meaningful figure.
* Excludes outliers.
Note: No company used for comparative purposes is identical to the Company.
Sources: Public filings, investor presentations, Capital IQ and analyst reports.

Cabrillo Advisors | 16

Guideline Transactions Analysis

First Physicians Capital Group

First Physicians Capital Group

Valuation Analysis as of May 27, 2014 (Draft)

Guideline Transactions Analysis Summary

($ in millions)

Representative Level Selected Multiple Range Indicated Enterprise Value Range

LTM Ended (3/31/14)

EBITDA $7.822 6.0 x — 7.0 x $46.930 — $54.750

Selected Enterprise Value Range, on a Controlling Interest Basis $47.000 — $55.000

Less: Total Interest-Bearing Debt (5.915) — (5.915)

Less: Preferred Stock 1 0.000 — 0.000

Equity Value, on a Control Basis $41.085 — $49.085

Less: Minority Discount @ 20.0% (8.217) — (9.817)

Total Equity Value, on a Marketable Minority Interest Basis $32.868 — $39.268

Add: Total Interest-Bearing Debt 5.915 — 5.915

Add: Preferred Stock 1 0.000 — 0.000

Implied Enterprise Value Range, on a Minority Interest Basis $39.000 — $45.000

1. For purposes of this analysis. Preferred Stock is considered to be a component of equity. See Equity Allocation Summary for details

Cabrillo Advisors | 18

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Guideline Transaction Statistics - Outsourced Medical Service Providers

($ in millions)

OUTSOURCED MEDICAL SERVICE PROVIDERS

Announced	Target	Target Business Description	Acquiror	Transaction Value[1]	Revenue	EBITDA	Transaction Value / Revenue[2]	Transaction Value / EBITDA[2]	EBITDA Margin %[2]
12/02/2013	Allied Healthcare Staffing Division	On Assignment, Inc., Allied Healthcare Staffing Division comprises staffing division which provides nurse, allied, and physician (locum tenens) staffing services.	Local Staff, LLC	$28.7	$39.5	NA	0.73x	NA	NA
10/09/2013	Novia CareClinics, LLC	Novia CareClinics, LLC creates and manages employer sponsored on-site clinics that provide primary care health services to employees, their families, or others.	QuadMed, LLC	$13.5	$15.0	NA	0.90x	NA	NA
09/30/2013	TherEX, Inc.	TherEX, Inc. provides rehabilitation management and consulting services for hospital.	Kindred Healthcare Inc. (NYSE:KND)	$14.0	$20.0	NA	0.70x	NA	NA
06/03/2013	Health Inventures, LLC	Health Inventures, LLC operates as a surgical and physician services company in the United States.	Surgical Care Affiliates, LLC	$18.5	$41.5	$4.3	0.45x	4.27x	10.4%
07/16/2012	Conmed Healthcare Management, Inc	Conmed Healthcare Management, Inc. provides correctional healthcare services to county and municipal detention centers in the United States.	Correct Care Solutions, LLC	$59.5	$75.1	$4.6	0.79x	13.02x	6.1%
11/07/2011	American Dental Partners, Inc.	American Dental Partners, Inc. provides business services, dental facilities, and support staff to multidisciplinary dental group practices in the United States.	JLL Partners	$396.2	$289.3	$48.9	1.37x	8.10x	16.9%
08/01/2011	Healthcare Partners, Inc.	Healthcare Partners, Inc. operates as a physician and healthcare recruitment company in the United States.	VISTA Staffing Solutions, Inc.	$19.4	$20.0	NA	0.97x	NA	NA
07/29/2011	Allied Healthcare International Inc.	Allied Healthcare International Inc., together with its subsidiaries, provides healthcare staffing services to the healthcare and social care industry in the United Kingdom.	Saga Group Ltd.	$180.5	$283.6	$18.2	0.64x	9.91x	6.4%
Low							0.45x	4.3x	6.1%
High							1.37x	13.0x	16.9%
Median							0.76x	9.0x	8.4%
Mean							0.82x	8.8x	10.0%

NA refers to not available.
1. Transaction Value refers to the implied enterprise value of target company, based on the announced transaction price and other public information availabl
2. Based on reported metric for the most recent LTM period prior to the announcement of the transaction
Notes: Transaction study based on announced and completed, controlling interest acquisitions greater than $1.0 million
Notes: No company used in this analysis for comparative purposes is identical to the Company.

Cabrillo Advisors | 19

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Guideline Transaction Statistics - Hospital & Other Medical Facilities

($ in millions)

HOSPITAL & OTHER MEDICAL FACILITIES

Announced	Target	Target Business Description	Acquiror	Transaction Value[1]	Revenue	EBITDA	Transaction Value / Revenue[2]	Transaction Value / EBITDA[2]	EBITDA Margin %[2]
12/30/2013	Casa Grande Community Hospital	Casa Grande Regional Medical Center operates as a community healthcare system in Arizona.	Banner Health	$87.0	$138.6	NA	0.63x	NA	NA
12/02/2013	Ambulatory Surgery Center in Great Falls	Comprises an ambulatory surgery centre services spread over an area of 12,636 sqft.	Physicians Realty Trust (NYSE:DOC)	$4.0	$0.3	NA	11.76x	NA	NA
09/30/2013	Crescent City Surgical Centre, LLC	Crescent City Surgical Centre, L.L.C operates a hospital in New Orleans.	Physicians Realty L.P.	$37.5	$2.3	NA	16.45x	NA	NA
08/08/2013	GRMC, MVMC and Southeast Texas Hospital	IASIS Healthcare LLC, 3 facilities in LA, AZ and TX represent the combined operations of Iasis Glenwood Regional Medical Center, LP, Mountain Vista Medical Center, LP, and The Medical Center of Southeast Texas, LP.	MPT Operating Partnership, L.P.	$283.3	$2,400.0	NA	0.12x	NA	NA
07/29/2013	Health Management Associates Inc.	Health Management Associates, Inc., through its subsidiaries, engages in the operation of general acute care hospitals and other health care facilities in non-urban communities in the US.	Community Health Systems, Inc. (NYSE:CYH)	$7,715.9	$5,868.3	$880.1	1.31x	8.77x	15.0%
07/23/2013	Wilson Medical Center, Inc.	Wilson Medical Center, Inc. provides healthcare services to the residents of Wilson County and surrounding communities.	DLP Healthcare, LLC	$56.0	$150.0	NA	0.37x	NA	NA
06/24/2013	Vanguard Health Systems Inc.	Vanguard Health Systems, Inc. owns and operates general acute care and specialty hospitals, and outpatient facilities in urban and suburban markets in the United States.	Tenet Healthcare Corp. (NYSE:THC)	$4,818.4	$5,936.7	$523.9	0.81x	9.20x	8.8%
03/07/2013	Cleveland County Healthcare System	Cleveland County Healthcare System, a three hospital system, provides health care services.	The Charlotte-Mecklenburg Hospital Authority	$100.0	$243.5	NA	0.41x	NA	NA
01/02/2013	North Valley Orthopedic Surgery	North Valley Orthopedic Surgery Center, Phoenix comprises ambulatory surgery center.	American Realty Capital Healthcare Trust, Inc.	$9.0	$0.8	NA	11.39x	NA	NA
12/11/2012	LifeCare Holdings, Inc.	LifeCare Holdings, Inc. develops, acquires, and operates acute long-term acute care (LTAC) hospitals in the United States.	-	$801.4	$483.2	$59.7	1.66x	13.42x	12.4%
11/14/2012	Arkansas Surgical Hospital LLC	Arkansas Surgical Hospital, LLC operates a surgical acute care hospital in North Little Rock, Arkansas.	Medical Facilities Holdings, Inc.	$39.0	$53.8	$9.9	0.72x	3.93x	18.4%
06/04/2012	Woods Memorial Hospital, LLC	Woods Memorial Hospital, LLC, doing business as Woods Memorial Hospital, operates a hospital that provides various healthcare services to patients in Tennessee.	Lifepoint Hospitals Inc. (LPNT)	$17.7	$74.3	NA	0.24x	NA	NA
03/23/2012	Univ. of Maryland St. Joseph Medical Center LLC	Operates as a Catholic acute care hospital that provides healthcare services in Towson.	University Of Maryland Medical System Corp.	$158.1	$409.2	NA	0.39x	NA	NA
03/23/2012	Cheboygan Memorial Hospital	Cheboygan Memorial Hospital operates as a hospital.	McLaren Health Care Corporation	$5.0	$44.1	NA	0.11x	NA	NA
07/01/2011	Tennova Healthcare	Owns and operates hospitals, surgery centers, assisted living and home health centers, and rehabilitation centers in East Tennessee.	Health Management Associates Inc.	$532.4	$600.0	NA	0.89x	NA	NA
06/27/2011	Continucare Corp.	Continucare Corporation provides primary care physician services on an outpatient basis in Florida, the United States.	Metropolitan Health Networks Inc.	$413.2	$324.2	$42.7	1.27x	9.68x	13.2%
05/13/2011	Smith Of Georgia, LLC	Smith Northview Hospital provides health care services to Valdosta community and the surrounding region of Southern Georgia.	South Georgia Medical Center	$55.0	$52.0	NA	1.06x	NA	NA

Represents transactions for which both Revenue AND EBITDA figures were made available

	Transaction Value / Revenue	Transaction Value / EBITDA	EBITDA Margin %
Low	0.72x	3.9x	8.8%
High	1.66x	13.4x	18.4%
Median	1.27x	9.2x	13.2%
Mean	1.16x	9.0x	13.6%

Refer to footnotes on prior page.

Cabrillo Advisors | 20

Discounted Cash Flow Analysis

First Physicians Capital Group

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Discounted Cash Flow Analysis Summary

($ in millions)

	Projected Fiscal Year Ending September 30,						
	2014 [1]	2015	2016	2017	2018	2019	2020
Revenue (adjusted)	$12.566	$22.005	$23.008	$24.052	$25.138	$26.144	$27.189
Revenue Growth %	--	*8.5%*	*9.4%*	*4.5%*	*4.5%*	*4.0%*	*4.0%*
Less: Operating Expenses	7.856	13.648	14.057	14.479	14.913	15.510	16.130
Less: Depreciation & Amortization	0.008	0.054	0.110	0.169	0.230	0.294	0.348
Adjusted EBIT	**$4.703**	**$8.303**	**$8.841**	**$9.404**	**$9.994**	**$10.339**	**$10.711**
EBIT Margin %	*37.4%*	*37.7%*	*38.4%*	*39.1%*	*39.8%*	*39.5%*	*39.4%*
Less: Taxes [2]	1.881	3.321	3.536	3.762	3.998	4.136	4.284
Unlevered Earnings	**$2.822**	**$4.982**	**$5.305**	**$5.643**	**$5.997**	**$6.204**	**$6.427**
Less: Capital Expenditures	0.094	0.330	0.345	0.361	0.377	0.392	0.408
Less: Increase/(Decrease) in W/C	0.068	0.145	0.151	0.157	0.163	0.151	0.157
Add: Depreciation and Amortization	0.008	0.054	0.110	0.169	0.230	0.294	0.348
Total Net Investment	($0.155)	($0.421)	($0.386)	($0.348)	($0.310)	($0.248)	($0.217)
Net Unlevered Cash Flows	**$2.667**	**$4.561**	**$4.919**	**$5.294**	**$5.687**	**$5.955**	**$6.210**
Discount Period	0.30	1.10	2.10	3.10	4.10	5.10	6.10
Discount Factor @ 16.0%	0.96	0.85	0.73	0.63	0.54	0.47	0.40
Present Value of Net Unlevered Cash Flows	**$2.551**	**$3.876**	**$3.603**	**$3.343**	**$3.096**	**$2.795**	**$2.512**

DCF Assumptions	
Discount Rate	16.0%
Tax Rate	40.0%

Distribution of Value	
Period Cash Flow	50.0%
Terminal Cash Flow	50.0%
Total	100.0%

Terminal Value Assumptions	
2021 Cash Flow	$6.458
÷ (Discount Rate - Growth Rate)	12.0%
Terminal Value	**$53.820**
Discount Period	6.10
Discount Factor @ 16.0%	0.40
PV of Terminal Value	**$21.774**

Sensitivity Analysis: Enterprise Value

Discount Rate	Perpetual Growth Rate: 2.0%	3.0%	4.0%	5.0%	6.0%
14.0%	$46.696	$49.108	$52.003	$55.541	$59.964
15.0%	$43.132	$45.084	$47.392	$50.160	$53.545
16.0%	$40.081	$41.682	$43.550	$45.758	$48.407
17.0%	$37.440	$38.768	$40.301	$42.089	$44.202
18.0%	$35.132	$36.245	$37.517	$38.984	$40.696

	Low		High
Selected Enterprise Value Range	**$38.800**	--	**$50.200**
Less: Total Interest-Bearing Debt	(5.915)	--	(5.915)
Less: Preferred Stock [3]	0.000	--	0.000
Equity Value, on a Control Basis	**$32.885**	--	**$44.285**
Less: Minority Discount @ 20.0%	(6.577)	--	(8.857)
Total Equity Value, on a Marketable Minority Interest Basis	**$26.308**	--	**$35.428**
Add: Total Interest-Bearing Debt	5.915	--	5.915
Add: Preferred Stock [3]	0.000	--	0.000
Implied Enterprise Value Range, on a Minority Interest Basis	**$32.000**	--	**$41.000**

W/C - Working Capital
1. Represents a 7.2-month stub period.
2. Tax estimated at 40.0%, per Management.
3. For purposes of this analysis, Preferred Stock is considered to be a component of equity. See Equity Allocation Summary for details.
Note: Mid-year convention applied. Refer to WACC calculation in the Appendices for derivation of discount rate.
Projections beyond 2018 assume a 4.0% annual growth rate and margins consistent with 2018 levels, in order to develop a stable terminal period.

Cabrillo Advisors | 22

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Derivation of WACC - Summary and Reconciliation

Cost of Equity	Result		Weighting		Indication
CAPM (Ibbotson Size Risk Premia Data)	19.75%	1	33.33%	4	6.58%
CAPM (Duff & Phelps Size Risk Premia Data)	20.50%	2	33.33%	4	6.83%
Buildup Method	20.50%	3	33.33%	4	6.83%
	Concluded Cost of Equity (rounded)				**20.25%**

Cost of Debt	
Pre-Tax Cost of Debt [5]	7.00%
Tax Rate [6]	40.00%
Concluded After-Tax Cost of Debt (rounded)	**4.25%**

WACC Calculation	Concluded Cost of Capital	Capital Structure (rounded) [5]	Weighted Cost of Capital
Equity	20.25%	75.00%	15.19%
Debt (After-Tax)	4.25%	25.00%	1.06%
Preferred	0.00%	0.00%	0.00%
		Indicated WACC	16.25%
	Concluded WACC (rounded)		**16.00%**

WACC - Weighted Average Cost of Capital
CAPM - Capital Asset Pricing Model.
1. See Cost of Equity - CAPM (Ibbotson Size Risk Premia Data) for details.
2. See Cost of Equity - CAPM (Duff & Phelps Size Risk Premia Data) for details
3. See Cost of Equity - Buildup Method for details.
4. Cabrillo Advisors estimate.
5. Cabrillo Advisors estimate. Gives consideration to the comparable companies' cost of debt (Weighted Average Cost of Capital (WACC) - Statistic: and the Company's cost of debt (Debt Summary)
6. Estimate per Management.

Cabrillo Advisors | 23

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Cost of Equity - CAPM (Ibbotson Size Risk Premia Data)

Levered Beta	
Selected Unlevered Beta[1]	0.97
Normalized Corporate Tax Rate	40.00%
Debt to Total Capitalization (rounded)[2]	25.00%
Preferred Stock to Total Capitalization[1]	0.00%
Levered Beta	1.17

Cost of Equity		
20-Year Treasury Bond Yield[3]		3.09%
U.S. Equity Risk Premium[4]	5.75%	
x Levered Beta	1.17	
Add: Levered Equity Risk Premium	6.72%	6.72%
Add: Size Premium[5]		5.99%
Add: Nonsystematic Risk Premium[6]		4.00%
Indicated Cost of Equity - CAPM		19.80%
Selected Cost of Equity - CAPM (rounded)		**19.75%**

Sources: Capital IQ.
CAPM - Capital Asset Pricing Model.
Levered Beta = Selected Unlevered Beta * (1 + ((Debt / Equity Market Value) * (1 – Tax Rate)) + (Preferred Stock / Equity Market Value)
1. See Guideline Public Company WACC Analysis for details
2. Reflects Cabrillo Advisors estimate. See 'Weighted Average Cost of Capital (WACC) - Statistics' page for further detail.
3. Risk Free Rate of Return as of May 27, 2014, based on 20-year U.S. Treasury Bond Yield
4. Cabrillo Advisors estimate, based on review of studies measuring historical returns between stocks and bonds, theoretical models and other materials
5. Duff & Phelps 2014 Valuation Handbook.
6. Cabrillo Advisors estimate. Nonsystematic Risk Premium is used to adjust for issues such as key man risk, key supplier or customer risk, etc

Cabrillo Advisors | 24

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Cost of Equity - CAPM (Duff & Phelps Size Risk Premia Data)

Risk Premia over CAPM	Representative Level	Rank	Smoothed Premium over CAPM
Market Value of Equity	NA	25	7.42%
Tangible Book Value of Equity	$2.668	25	5.96%
5-Year Average Net Income [1]	$0.280	25	6.90%
Market Value of Invested Capital	NA	25	7.09%
Total Assets	$42.324	25	6.45%
5-Year EBITDA [1]	$0.993	25	6.66%
Total Revenue	$20.586	25	6.14%
Number of Employees	2	25	6.48%
Average			6.64%
Median			6.57%
Concluded Size Risk Premium [2]			**6.60%**

Cost of Equity		
20-Year Treasury Bond Yield [3]		3.09%
Equity Risk Premium [4]	5.75%	
x Levered Beta	1.17	
	6.72%	
Add: Levered Equity Risk Premium		6.72%
Add: Size Risk Premium		6.60%
Add: Nonsystematic Risk Premium [5]		4.00%
Indicated Cost of Equity - CAPM		20.41%
Selected Cost of Equity - CAPM (rounded)		**20.50%**

Sources: Capital IQ.
CAPM - Capital Asset Pricing Model.
EBITDA - Earnings Before Interest, Taxes, Depreciation and Amortization
1. Representative level indicates 4-year averages for the Company
2. Assumed equal distribution between the average and median.
3. Risk Free Rate of Return as of May 27, 2014, based on 20-year U.S. Treasury Bond Yield
4. Cabrillo Advisors estimate, based on review of studies measuring historical returns between stocks and bonds, theoretical models and other materials
5. Cabrillo Advisors estimate. Nonsystematic Risk Premium is used to adjust for issues such as key man risk, key supplier or customer risk, etc

Cabrillo Advisors | 25

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Cost of Equity - Buildup Method

Assumptions	
20-Year Treasury Bond Yield [1]	3.09%
Equity Risk Premium [2]	5.75%
Size Risk Premium [3]	5.99%
Industry Risk Premium [4]	1.77%
Nonsystematic Risk Premium [5]	4.00%
Indicated Cost of Equity - Buildup Method	20.60%
Selected Cost of Equity - Buildup Method (rounded)	**20.50%**

SIC Code	Industry Classification	Industry Premium
80	Health Services	0.66%
806	Hospitals	2.87%
Average		**1.77%**

SIC = Standard Industrial Classification
1. Risk Free Rate of Return as of May 27, 2014, based on 20-year U.S. Treasury Bond Yield
2. Cabrillo Advisors estimate, based on review of studies measuring historical returns between stocks and bonds, theoretical models and other materials
3. Duff & Phelps 2014 Valuation Handbook.
4. Duff & Phelps 2014 Valuation Handbook; Average industry risk premium for SIC code 80 and 806.
5. Cabrillo Advisors estimate. Nonsystematic Risk Premium is used to adjust for issues such as key man risk, key supplier or customer risk, etc

Cabrillo Advisors | 26

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Weighted Average Cost of Capital (WACC) - Statistics

($ in millions)

Guideline Company	Debt [1]	Preferred Stock [1]	MVE [2]	Total Capitalization [3]	Debt to MVE	Debt to Capitalization	Preferred to Capitalization	MVE to Total Capitalization
AmSurg Corp.	$585.2	$0.0	$1,382.6	$1,967.8	42.3%	29.7%	0.0%	70.3%
First Choice Healthcare Solutions, Inc.	12.8	0.0	29.7	42.5	43.0%	30.1%	0.0%	69.9%
Foundation Healthcare, Inc.	22.8	0.0	53.1	75.9	42.9%	30.0%	0.0%	70.0%
IPC The Hospitalist Company, Inc.	85.0	0.0	780.4	865.4	10.9%	9.8%	0.0%	90.2%
Northstar Healthcare Inc.	3.5	0.0	45.6	49.0	7.6%	7.0%	0.0%	93.0%
Providence Service Corp.	123.5	0.0	616.3	739.8	20.0%	16.7%	0.0%	83.3%
SunLink Health Systems Inc.	17.7	0.0	11.0	28.6	161.1%	61.7%	0.0%	38.3%
Surgical Care Affiliates, Inc.	678.1	0.0	1,159.5	1,837.6	58.5%	36.9%	0.0%	63.1%
Team Health Holdings, Inc.	497.5	0.0	3,570.7	4,068.2	13.9%	12.2%	0.0%	87.8%
USMD Holdings, Inc.	44.8	0.0	121.0	165.9	37.0%	27.0%	0.0%	73.0%
Median	$64.9	$0.0	$368.6	$452.8	37.0%	27.0%	0.0%	73.0%
Mean	$207.1	$0.0	$777.0	$984.1	30.7%	22.2%	0.0%	77.8%

Guideline Company	Levered Beta [4]	Unlevered Beta [5]	Equity Risk Premium [6]	Size Premium [7]	Cost of Equity [8]	Cost of Debt [9]	Cost of Preferred [10]	WACC [11]
AmSurg Corp.	0.86	0.68	5.75%	5.99%	14.0%	4.4%	0.0%	9.8%
First Choice Healthcare Solutions, Inc.	1.15	0.91	5.75%	5.99%	15.7%	7.2%	0.0%	12.3%
Foundation Healthcare, Inc.	NA	NA	5.75%	2.36%	NA	6.9%	0.0%	NA
IPC The Hospitalist Company, Inc.	1.51	1.42	5.75%	5.99%	17.8%	0.9%	0.0%	16.0%
Northstar Healthcare Inc.	(0.42)	(0.40)	5.75%	2.81%	3.5%	5.3%	0.0%	3.5%
Providence Service Corp.	1.16	1.03	5.75%	5.99%	15.7%	4.2%	0.0%	13.1%
SunLink Health Systems Inc.	1.27	0.65	5.75%	1.94%	12.3%	5.6%	0.0%	6.8%
Surgical Care Affiliates, Inc.	NA	NA	5.75%	1.94%	NA	4.3%	0.0%	NA
Team Health Holdings, Inc.	1.17	1.08	5.75%	1.75%	11.6%	3.2%	0.0%	10.4%
USMD Holdings, Inc.	NA	NA	5.75%	5.99%	NA	4.3%	0.0%	NA
Median	1.16	0.97			14.0%	5.6%	0.0%	10.4%
Mean	1.19	0.96			12.9%	5.9%	0.0%	10.3%

*Excluded from high, low, mean and median data.
MVE - market value of equity.
1. Based on most recent public filing as of May 27, 2014
2. Equity market value based on closing price and reported fully-diluted shares as of May 27, 2014
3. Total capitalization equal to equity market value + debt outstanding + preferred stock
4. Based on 5-year actual beta per Capital IQ as of May 27, 2014.
5. Unlevered Beta = Levered Beta / (1 + ((1 – Tax Rate) * (Debt / MVE)) + (Preferred Stock / MVE)
6. Cabrillo Advisors estimate, based on review of studies measuring the historical returns between stocks and bonds, theoretical models and other materials
7. Duff & Phelps 2014 Valuation Handbook.
8. Cost of Equity = Risk Free Rate of Return + (Levered Beta * Equity Risk Premium) + Size Premium
9. Based on selected company weighted average interest rate per most recent public filings
10. Based on selected company weighted average preferred dividend per most recent public filings
11. Weighted Average Cost of Capital (WACC) = (Cost of Debt * (1 – Tax Rate) * Debt to Total Capitalization) + (Cost of Equity * MVE to Total Capitalization
Sources: Capital IQ and Duff & Phelps.

Cabrillo Advisors | 27

Supporting Exhibits

First Physicians Capital Group

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Guideline Public Company Operating Performance Parameters

($ in millions)

	LTM Operating Indications					LTM Margins				2-Year Historical CAGR			
Guideline Company	Revenue	Gross Profit	Adj. EBITDA	Adj. EBIT	Adj. Net Income	Gross Profit	Adj. EBITDA	Adj. EBIT	Adj. Net Income	Revenue	Adj. EBITDA	Adj. EBIT	Adj. Net Income
AmSurg Corp.	$1,084.3	$589.6	$364.6	$331.2	$70.7	54.4%	33.6%	30.6%	6.5%	18.2%	17.1%	17.4%	14.9%
First Choice Healthcare Solutions, Inc.	7.4	3.8	0.1	(0.4)	(2.4)	52.0%	1.3%	-5.8%	-32.8%	123.3%	NMF	NMF	NMF
Foundation Healthcare, Inc.	90.6	37.4	3.2	(2.3)	(4.8)	41.3%	3.5%	-2.5%	-5.3%	54.3%	NMF	NMF	NMF
IPC The Hospitalist Company, Inc.	629.2	169.7	67.2	62.4	36.1	27.0%	10.7%	9.9%	5.7%	15.4%	16.3%	15.9%	12.3%
Northstar Healthcare Inc.	39.1	27.6	6.3	5.5	(3.1)	70.5%	16.1%	14.0%	-8.0%	52.0%	NMF	NMF	NMF
Providence Service Corp.	1,130.6	102.8	55.3	40.4	22.4	9.1%	4.9%	3.6%	2.0%	9.1%	3.6%	3.3%	10.7%
SunLink Health Systems Inc.	105.5	14.2	4.4	0.6	(0.4)	13.5%	4.1%	0.6%	-0.4%	-4.9%	120.3%	NMF	NMF
Surgical Care Affiliates, Inc.	790.8	327.2	134.2	62.9	(34.0)	41.4%	17.0%	8.0%	-4.3%	6.1%	8.6%	1.8%	NMF
Team Health Holdings, Inc.	2,449.3	457.1	248.0	190.7	119.5	18.7%	10.1%	7.8%	4.9%	16.9%	16.1%	11.8%	13.5%
USMD Holdings, Inc.	245.8	47.9	4.7	(2.5)	(1.8)	19.5%	1.9%	-1.0%	-0.8%	NA	NA	NA	NA
Low						9.1%	1.3%	-5.8%	-32.8%	-4.9%	3.6%	1.8%	10.7%
High						70.5%	33.6%	30.6%	6.5%	123.3%	120.3%	17.4%	14.9%
Median						34.1%	7.5%	5.7%	-0.6%	16.9%	16.2%	11.8%	12.9%
Mean						34.7%	10.3%	6.5%	-3.2%	32.3%	30.3%	10.1%	12.9%
First Physicians Capital Group	$20.6	NA	$7.8	$7.8	$4.3	NA	38.0%	38.0%	20.9%	69.9%	NA	NA	NA

CAGR refers to compound annual growth rate; NMF refers to not meaningful figure; LTM refers to latest 12 months.
EBIT refers to earnings before interest and taxes; EBITDA refers to earnings before interest, taxes, depreciation and amortization.
Source: Capital IQ.

Cabrillo Advisors | 29

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Guideline Public Company Balance Sheet Statistics

($ in millions)

		Net Income		Activity Ratios						Leverage			
Guideline Company	Total Assets	ROA	ROE	Current Ratio	Quick Ratio	A/R Days	A/P Days	Net W/C	Other LT Liab/EV	Debt/ EBITDA	Debt/ MVE[1]	Debt/ EV	Interest Coverage[2]
AmSurg Corp.	$2,184.1	3.3%	9.5%	2.5	1.8	35.0	16.6	$98.9	8.6%	1.6x	42.3%	23.8%	12.6x
First Choice Healthcare Solutions, Inc.	11.8	-22.0%	463.4%	0.9	0.7	59.5	61.2	1.5	0.2%	130.0x	43.0%	30.3%	0.0x
Foundation Healthcare, Inc.	53.8	-17.9%	28.7%	0.6	0.4	25.5	36.5	(4.0)	18.5%	7.2x	42.9%	27.9%	1.4x
IPC The Hospitalist Company, Inc.	562.5	7.5%	12.0%	1.9	1.6	60.7	7.1	54.4	6.8%	1.3x	10.9%	10.1%	91.0x
Northstar Healthcare Inc.	24.6	-17.6%	-15.4%	2.1	1.9	46.2	48.8	3.4	0.0%	0.5x	7.6%	7.0%	NMF
Providence Service Corp.	434.7	5.3%	16.6%	1.3	1.1	31.1	1.8	(11.3)	3.5%	2.2x	20.0%	19.3%	8.1x
SunLink Health Systems Inc.	66.6	-0.5%	-1.5%	1.2	0.7	45.4	23.2	9.5	9.5%	4.1x	161.1%	71.2%	3.6x
Surgical Care Affiliates, Inc.	1,424.5	-2.4%	-10.0%	1.3	0.9	38.3	19.3	(12.1)	6.9%	5.1x	58.5%	34.2%	2.5x
Team Health Holdings, Inc.	1,390.4	9.1%	53.4%	1.2	1.1	58.0	4.4	65.3	5.0%	2.0x	13.9%	12.4%	17.1x
USMD Holdings, Inc.	278.6	-0.7%	-1.2%	1.2	0.9	35.8	5.0	8.1	19.2%	9.6x	37.0%	28.3%	2.0x
Low	$11.8	-22.0%	-15.4%	0.6	0.4	25.5	1.8	($12.1)	0.0%	0.5x	7.6%	7.0%	0.0x
High	$2,184.1	9.1%	53.4%	2.5	1.9	60.7	61.2	$98.9	19.2%	130.0x	58.5%	34.2%	17.1x
Median	$356.6	-0.6%	9.5%	1.3	1.0	41.8	18.0	$5.7	6.8%	3.1x	37.0%	23.8%	3.0x
Mean	$643.2	-3.6%	10.2%	1.4	1.1	43.6	22.4	$21.4	7.8%	16.4x	30.7%	21.5%	5.9x
First Physicians Capital Group	$42.3	10.2%	161.1%	3.1	3.0	256.9	29.6	$12.3	31.0%	1.0x	18.2%	16.1%	12.0x

*Excluded from high, low, mean and median data.
EV refers to enterprise value; MVE refers to market value of equity
EBITDA refers to earnings before interest, taxes, depreciation and amortization
ROA refers to return on assets; ROE refers to return on equity
A/R refers to accounts receivable; A/P refers to accounts payable; W/C refers to working capital; LT Liab refers to long term liabilitie
1. Represents Total Interest-Bearing Debt to Market Value of Equity
2. Represents EBITDA to Interest Expense
Source: Capital IQ.

Cabrillo Advisors | 30

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Guideline Company Market Analysis

(figures in millions, except per share values)

	AmSurg Corp.	First Choice Healthcare Solutions	Foundation Healthcare, Inc.	IPC The Hospitalist Company, Inc.	Northstar Healthcare Inc.	Providence Service Corp.	SunLink Health Systems Inc.	Surgical Care Affiliates, Inc.	Team Health Holdings, Inc.	USMD Holdings, Inc.
General Market Information										
Ticker Symbol	AMSG	FCHS	FDNH	IPCM	NHC	PRSC	SSY	SCAI	TMH	USMD
Exchange	NasdaqGS	OTCPK	OTCPK	OTCPK	TSX	NasdaqGS	AMEX	NasdaqGS	NYSE	NasdaqCM
Fiscal Year End	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	6/30/13	12/31/13	12/31/13	12/31/13
Latest Financial Information	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14	3/31/14
Closing Price: May 27, 2014	$42.96	$1.74	$0.31	$44.23	$1.05	$39.97	$1.16	$29.04	$49.71	$11.93
20-Day Average Stock Price	$41.65	$2.25	$0.38	$42.82	$1.04	$39.50	$1.35	$28.00	$48.42	$11.89
52-Week Price Range										
High	$49.84	$3.70	$0.75	$63.70	$1.64	$43.35	$2.94	$37.69	$50.33	$43.99
Low	$34.12	$0.40	$0.07	$39.66	$0.28	$23.91	$0.62	$25.50	$36.41	$11.52
52-Week Return	19.5%	83.2%	NA	-7.3%	262.1%	62.6%	45.0%	45.0%	28.9%	-10.9%
Market Valuation Information										
Diluted Shares Outstanding	32.183	17.081	171.248	17.645	43.411	15.418	9.443	39.927	71.831	10.146
Closing Price: May 27, 2014	$42.96	$1.74	$0.31	$44.23	$1.05	$39.97	$1.16	$29.04	$49.71	$11.93
Market Value of Equity (MVE)	$1,382.6	$29.7	$53.1	$780.4	$45.6	$616.3	$11.0	$1,159.5	$3,570.7	$121.0
plus: Total Debt (book)	585.2	12.8	22.8	85.0	3.5	123.5	17.7	678.1	497.5	44.8
less: Converted Debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
plus: Preferred Stock Redemption	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
less: Converted Preferred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
less: Cash & Cash Equivalents	47.1	0.3	4.0	23.3	5.9	105.8	3.8	90.4	56.6	10.2
plus: Minority Interest Subsidiaries	540.9	0.0	9.8	0.0	6.2	7.0	0.0	234.0	1.6	3.0
Enterprise Value	$2,461.6	$42.2	$81.7	$842.2	$49.3	$640.9	$24.8	$1,981.2	$4,013.2	$158.6

Source: Capital IQ.

Cabrillo Advisors | 31

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Guideline Public Company Cash and Working Capital Analysis

($ in millions)

Guideline Company	Latest Twelve Months							
	Cash & Equivalents	W/C	Net W/C [1]	Revenues	Cash to Revenues	W/C to Revenue	Net W/C to Revenue[1]	Cash to 1-month Op. Expenses [2]
AmSurg Corp.	$47.1	$125.7	$98.9	$1,084.3	4.3%	11.6%	9.1%	218.9%
First Choice Healthcare Solutions, Inc.	0.3	(0.4)	1.5	7.4	4.2%	-6.0%	20.8%	47.4%
Foundation Healthcare, Inc.	4.0	(16.8)	(4.0)	90.6	4.4%	-18.5%	-4.4%	119.8%
IPC The Hospitalist Company, Inc.	23.3	77.7	54.4	629.2	3.7%	12.3%	8.6%	260.3%
Northstar Healthcare Inc.	5.9	7.6	3.4	39.1	15.2%	19.4%	8.7%	322.2%
Providence Service Corp.	105.8	45.5	(11.3)	1,130.6	9.4%	4.0%	-1.0%	2037.7%
SunLink Health Systems Inc.	3.8	4.1	9.5	105.5	3.6%	3.9%	9.0%	336.5%
Surgical Care Affiliates, Inc.	1,981.2	54.9	(12.1)	790.8	250.5%	6.9%	-1.5%	174386.5%
Team Health Holdings, Inc.	65.3	102.2	65.3	2,449.3	2.7%	4.2%	2.7%	5744.2%
USMD Holdings, Inc.	10.2	8.2	8.1	245.8	4.2%	3.3%	3.3%	243.9%
Median					4.2%	4.1%	6.0%	243.9%
Mean					5.7%	4.1%	5.5%	221.3%
First Physicians Capital Group	$4.1	$13.4	$12.3	$20.6	20.0%	65.0%	60.0%	386.1%

*Excluded from high, low, mean and median data.
1. Net Working Capital equals current assets less cash less current liabilities less current debt
2. One Month Operating Expense equals LTM operating expenses divided by 12.
W/C refers to Working Capita
Source: Capital IQ.

Cabrillo Advisors | 32

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Control Premium

	Date	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Latest Twelve Months
Domestic Only						
# of Transactions		63	43	44	45	195
Range		-7.2% - 189.5%	0.1% - 139.1%	-8.5% - 194.1%	-27.4% - 1020.6%	-27.4% - 1020.6%
Median		42.5%	35.1%	32.5%	32.7%	NA
Mean		47.4%	42.7%	40.0%	69.6%	49.9%
All						
# of Transactions		157	110	103	108	478
Range		-86.6% - 700.0%	-91.3% - 343.6%	-44.6% - 238.8%	-72.0% - 1020.6%	-91.3% - 1020.6%
Median		37.1%	34.7%	30.4%	33.1%	33.3%
Mean		50.4%	43.2%	42.3%	56.1%	48.0%
12-Month Summary (All)						
# of Transactions		518	498	492	478	478
Range		-99.9% - 1775.1%	-91.3% - 1775.1%	-91.3% - 700.0%	-91.3% - 1020.6%	-91.3% - 1020.6%
Median		37.1%	34.2%	34.0%	33.3%	33.3%
Mean		55.8%	49.1%	45.7%	48.0%	48.0%
Comparable Industries[1]	**Date**					
Sun Healthcare Group, Inc.	12/3/2012	43.1%	-	-	-	
Metropolitan Health Networks, Inc.	12/21/2012	3.7%	-	-	-	
Sunrise Senior Living, Inc.	1/9/2013	-	62.4%	-	-	
Assisted Living Concepts, Inc.	7/11/2013	-	-	-	24.5%	
# of Transactions		2	1	0	1	4
Range		3.7% - 43.1%	62.4% - 62.4%	NA	24.5% - 24.5%	3.7% - 62.4%
Median		23.4%	62.4%	NA	24.5%	33.8%
Mean		23.4%	62.4%	NA	24.5%	33.4%
Concluded Control Premium						**25.0%**

Note: Control Premium Study median/mean figures exclude negative premiums.
1. SIC 8049 (Offices of Health Practicitioners) and 8051 (Skilled Nursing Care Facilities).
Source: Mergerstat Control Premium Study

Cabrillo Advisors | 33

Equity Allocation Analysis

First Physicians Capital Group

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Equity Allocation Summary

(figures in millions, except per unit values)

Security Type	Low Aggregate	Low Per Share	Low Per CSE	High Aggregate	High Per Share	High Per CSE
Series 1-A	$0.159	$2.35	$4.71	$0.160	$2.37	$4.74
Series 2-A	0.023	$5.93	$11.86	0.023	$5.94	$11.88
Series 5-A	12.456	$1,955.46	$0.61	14.561	$2,285.80	$0.71
Series 6-A	4.879	$1,955.46	$0.61	5.703	$2,285.80	$0.71
Series 7-A	11.729	$1,955.46	$0.61	13.710	$2,285.80	$0.71
Common Stock	9.490	$0.54	$0.54	11.342	$0.65	$0.65
Warrants	5.417	$0.41	$0.41	6.641	$0.51	$0.51
Options	0.047	$0.32	$0.32	0.059	$0.40	$0.40
Total Equity Value [1]	**$44.200**			**$51.200**		

Results Summary	Low Aggregate	Low Per Share	Low Per CSE	High Aggregate	High Per Share	High Per CSE
Value of Common Stock (Marketable Minority Interest) (rounded)	**$9.500**		**$0.54**	**$11.300**		**$0.65**

CSE refers to Common Stock Equivalents

Note: See Valuation of Securities for details. Valuation of Securities is based on the midpoint Equity Value rather than the low or high Equity Value.

Valuation of Securities is based on the midpoint Equity Value rather than the low or high Equity Value.

1. Equal to the low and high range of Equity Value of $40.0 million to $48.0 million, including approximately $4.2 million in proceeds from the exercise of outstanding warrants ($0.31/share) and options ($0.63/share), which are assumed converted for purposes of our analysis. See Preferred Stock Summary for details.
2. See Discount for Lack of Marketability for details.

Cabrillo Advisors | 35

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Valuation of Securities (Low Indication)

($ in millions, except per unit figures)

			Allocation of Value (by Percent)							
			Series 1-A	Series 2-A	Series 5-A Series 6-A Series 7-A	Common Stock	Add: 5-7 Convert + Warrants	Add: Options	Add: Series 1-A Converting	Add: Series 2-A Converting
Security	Shares Outstanding	CSE	$0.000 $0.169	$0.169 $0.194	$0.194 $15.057	$15.057 $20.534	$20.534 $49.446	$49.446 $391.831	$391.831 $1,004.648	$1,004.648 & Greater
Series 1-A	0.068	0.034	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.04%
Series 2-A	0.004	0.002	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Series 5-A	0.006	20.384	0.00%	0.00%	42.86%	0.00%	26.07%	26.02%	26.01%	26.01%
Series 6-A	0.002	7.984	0.00%	0.00%	16.79%	0.00%	10.21%	10.19%	10.19%	10.19%
Series 7-A	0.006	19.194	0.00%	0.00%	40.36%	0.00%	24.55%	24.50%	24.49%	24.49%
Common Stock	17.527	17.527	0.00%	0.00%	0.00%	100.00%	22.42%	22.38%	22.37%	22.37%
Warrants	13.089	13.089	0.00%	0.00%	0.00%	0.00%	16.74%	16.71%	16.70%	16.70%
Options	0.150	0.150	0.00%	0.00%	0.00%	0.00%	0.00%	0.19%	0.19%	0.19%
Total Units		**78.363**	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**

	Concluded Values			Allocation of Value (by Value)							
Security	Per Share	Per CSE	Total Value	$0.000 $0.169	$0.169 $0.194	$0.194 $15.057	$15.057 $20.534	$20.534 $49.446	$49.446 $391.831	$391.831 $1,004.648	$1,004.648 & Greater
Series 1-A	$2.35	$4.71	$0.159	$0.156	$0.000	$0.000	$0.000	$0.000	$0.000	$0.002	$0.001
Series 2-A	$5.93	$11.86	0.023	0.000	0.023	0.000	0.000	0.000	0.000	0.000	0.000
Series 5-A	$1,955.46	$0.61	12.456	0.000	0.000	4.020	0.000	2.014	4.700	1.086	0.635
Series 6-A	$1,955.46	$0.61	4.879	0.000	0.000	1.575	0.000	0.789	1.841	0.425	0.249
Series 7-A	$1,955.46	$0.61	11.729	0.000	0.000	3.785	0.000	1.897	4.426	1.023	0.598
Common Stock	$0.54	$0.54	9.490	0.000	0.000	0.000	2.236	1.732	4.042	0.934	0.546
Warrants	$0.41	$0.41	5.417	0.000	0.000	0.000	0.000	1.293	3.018	0.697	0.408
Options	$0.32	$0.32	0.047	0.000	0.000	0.000	0.000	0.000	0.035	0.008	0.005
Total Value			**$44.200**	**$0.156**	**$0.023**	**$9.380**	**$2.236**	**$7.725**	**$18.062**	**$4.176**	**$2.442**

Black-Scholes Option Value								
Exercise Price of Option	$0.000	$0.169	$0.194	$15.057	$20.534	$49.446	$391.831	$1,004.648
Value of Equity (rounded) [1]	$44.200	$44.200	$44.200	$44.200	$44.200	$44.200	$44.200	$44.200
Volatility [2]	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%
Time to Liquidity [3]	5.00	5.00	5.00	5.00	5.00	5.00	5.00	5.00
Risk-Free Rate [4]	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%
Black-Scholes Option Value	$44.200	$44.044	$44.021	$34.641	$32.405	$24.679	$6.617	$2.442
Differential in Black-Scholes Option Value	*$0.156*	*$0.023*	*$9.380*	*$2.236*	*$7.725*	*$18.062*	*$4.176*	*$2.442*

CSE refers to Common Stock Equivalents

1. Equal to the low indication of the range of Equity Value of $40.0 million plus approximately $4.2 million in proceeds from the exercise of outstanding warrants ($0.31/share) and options ($0.63/share), which are assumed converted for purposes of our analysis. See Preferred Stock Summary for details
2. See Selected Volatility for details.
3. Based on discussions with Management.
4. Based on the 5-year U.S. Treasury Note yield as of May 27, 2014.

Cabrillo Advisors | 36

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Valuation of Securities (High Indication)

($ in millions, except per unit figures)

			Allocation of Value (by Percent)							
			Series 1-A	Series 2-A	Series 5-A Series 6-A Series 7-A	Common Stock	Add: 5-7 Convert + Warrants	Add: Options	Add: Series 1-A Converting	Add: Series 2-A Converting
Security	**Shares Outstanding**	**CSE**	$0.000 $0.169	$0.169 $0.194	$0.194 $15.057	$15.057 $20.534	$20.534 $49.446	$49.446 $391.831	$391.831 $1,004.648	$1,004.648 & Greater
Series 1-A	0.068	0.034	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.04%
Series 2-A	0.004	0.002	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Series 5-A	0.006	20.384	0.00%	0.00%	42.86%	0.00%	26.07%	26.02%	26.01%	26.01%
Series 6-A	0.002	7.984	0.00%	0.00%	16.79%	0.00%	10.21%	10.19%	10.19%	10.19%
Series 7-A	0.006	19.194	0.00%	0.00%	40.36%	0.00%	24.55%	24.50%	24.49%	24.49%
Common Stock	17.527	17.527	0.00%	0.00%	0.00%	100.00%	22.42%	22.38%	22.37%	22.37%
Warrants	13.089	13.089	0.00%	0.00%	0.00%	0.00%	16.74%	16.71%	16.70%	16.70%
Options	0.150	0.150	0.00%	0.00%	0.00%	0.00%	0.00%	0.19%	0.19%	0.19%
Total Units		**78.363**	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**	**100.00%**

	Concluded Values			Allocation of Value (by Value)							
Security	**Per Share**	**Per CSE**	**Total Value**	$0.000 $0.169	$0.169 $0.194	$0.194 $15.057	$15.057 $20.534	$20.534 $49.446	$49.446 $391.831	$391.831 $1,004.648	$1,004.648 & Greater
Series 1-A	$2.37	$4.74	$0.160	$0.156	$0.000	$0.000	$0.000	$0.000	$0.000	$0.002	$0.002
Series 2-A	$5.94	$11.88	0.023	0.000	0.023	0.000	0.000	0.000	0.000	0.000	0.000
Series 5-A	$2,285.80	$0.71	14.561	0.000	0.000	4.218	0.000	2.272	5.714	1.444	0.913
Series 6-A	$2,285.80	$0.71	5.703	0.000	0.000	1.652	0.000	0.890	2.238	0.566	0.358
Series 7-A	$2,285.80	$0.71	13.710	0.000	0.000	3.972	0.000	2.139	5.380	1.360	0.860
Common Stock	$0.65	$0.65	11.342	0.000	0.000	0.000	2.449	1.953	4.913	1.242	0.785
Warrants	$0.51	$0.51	6.641	0.000	0.000	0.000	0.000	1.459	3.669	0.927	0.586
Options	$0.40	$0.40	0.059	0.000	0.000	0.000	0.000	0.000	0.042	0.011	0.007
Total Value			**$52.200**	**$0.156**	**$0.023**	**$9.842**	**$2.449**	**$8.712**	**$21.956**	**$5.552**	**$3.510**

Black-Scholes Option Value								
Exercise Price of Option	$0.000	$0.169	$0.194	$15.057	$20.534	$49.446	$391.831	$1,004.648
Value of Equity (rounded) [1]	$52.200	$52.200	$52.200	$52.200	$52.200	$52.200	$52.200	$52.200
Volatility [2]	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%
Time to Liquidity [3]	5.00	5.00	5.00	5.00	5.00	5.00	5.00	5.00
Risk-Free Rate [4]	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%
Black-Scholes Option Value	$52.200	$52.044	$52.021	$42.179	$39.730	$31.018	$9.062	$3.510
Differential in Black-Scholes Option Value	*$0.156*	*$0.023*	*$9.842*	*$2.449*	*$8.712*	*$21.956*	*$5.552*	*$3.510*

CSE refers to Common Stock Equivalents

1. Equal to the high indication of the range of Equity Value of $48.0 million plus approximately $4.2 million in proceeds from the exercise of outstanding warrants ($0.31/share) and options ($0.63/share), which are assumed converted for purposes of our analysis. See Preferred Stock Summary for details
2. See Selected Volatility for details.
3. Based on discussions with Management.
4. Based on the 5-year U.S. Treasury Note yield as of May 27, 2014.

Cabrillo Advisors | 37

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Preferred Stock Summary

	Shares		Liquidation Preference		Conversion		Mandatory Conversion		Dividends (if declared)	
	Initial	Outstanding	Per Share	Total	Rate [1]	Shares	IPO Proceeds	Per Share	Per Share	Cumulative?
Non-Redeemable Preferred Stock										
Series 1-A Convertible Preferred Stock	67,600	67,600	$2.50	$169,000	0.500:1	33,800	$10.0	$5.00	$0.20	No
Series 2-A Convertible Preferred Stock	3,900	3,900	$6.41	$25,000	0.500:1	1,950	$20.0	$13.00	8.0%	No
Redeemable Preferred Stock [2]										
Series 5-A Convertible Preferred Stock	9,000	6,370	$1,000.00	$6,370,000	3,200:1	20,384,000	NA	NA	$40.00	No
Series 6-A Convertible Preferred Stock	4,875	2,495	$1,000.00	$2,495,000	3,200:1	7,984,000	NA	NA	$40.00	No
Series 7-A Convertible Preferred Stock [2]										
from Series 5-A (2011 Bridge Lenders)	2,630	2,630	--	--	--	--	--	--	--	--
from Series 6-A (2011 Bridge Lenders)	2,380	2,380	--	--	--	--	--	--	--	--
from Common Stock	988	988	--	--	--	--	--	--	--	--
Total Series 7-A	5,998	5,998	$1,000.00	$5,998,000	3,200:1	19,193,600	NA	NA	$100.00	No
Total		**86,363**		**$15,057,000**		**47,597,350**				

Common Stock and Common Stock Equivalents

	Shares	Conversion/ Exercise	CSE	Proceeds
Common Stock [1]				
Basic Shares Outstanding (less treasury)	23,909,507			
Less: Carol Schuster Retired Shares [3]	(4,250,000)			
Less: Common Stock Exchanged for Series 7-A [1]	(2,132,285)			
Basic Shares Outstanding (adjusted)	17,527,222	1.000:1	**17,527,222**	
Preferred Stock				
Series 1-A Convertible Preferred Stock	67,600	0.500:1	33,800	
Series 2-A Convertible Preferred Stock	3,900	0.500:1	1,950	
Series 5-A Convertible Preferred Stock	6,370	3,200:1	20,384,000	
Series 6-A Convertible Preferred Stock	2,495	3,200:1	7,984,000	
Series 7-A Convertible Preferred Stock	5,998	3,200:1	19,193,600	
Total Preferred Stock	86,363		47,597,350	$0
Warrants				
2011 Bridge Financing	2,278,079	$0.3125	2,278,079	$711,900
2012 Bridge Financing	4,092,800	$0.3125	4,092,800	1,279,000
Series 7-A Preferred Stock	6,717,760	$0.3125	6,717,760	2,099,300
Total Warrants	13,088,639		13,088,639	$4,090,200
Options				
2011 Bridge Financing	150,000	$0.630	150,000	$94,500
Total Diluted Common Share Equivalents			**78,363,211**	**$4,184,700**

CSE - Common Share Equivalents

1. Per Management.
2. The Company is in the process of issuing Series 7-A Preferred Stock. Such final issuance is expected to occur subsequent to the Valuation Date. For purposes of this analysis, we have assumed the Series 7-A issuance, which includes the conversion of certain Series 5-A, 6-A and common shareholders into Series 7-A, will have occurred as of the Valuation Date. As a result, the figures shown for Series 5-A, 6-A, 7-A and basic shares outstanding are adjusted to reflect the Series 7-A issuance/conversion.
3. In August 2011, the holder of a $1.5 million note payable and 4.25 million of the Company's outstanding common stock, filed a lawsuit for performance and repayment of the loan. In December 2011, in full settlement of the lawsuit and satisfaction of the $1.5 million note payable, the lender accepted assignment and receipt of the $2.15 million notes receivable. As of the Valuation Date, the Company has received, but is unable to find the transferred stock certificates, and as a result, the stock certificates have not been cancelled with the transfer agent.

Source: Per file titled 'Adjusted Cap Table 4.10.2014 Post 7A.xlsx' and '7A Exchange CALC SK.xlsx' as provided by Management.

Cabrillo Advisors | 38

First Physicians Capital Group
Valuation Analysis as of May 27, 2014 (Draft)

Selected Volatility

($ in millions)

Guideline Company	Ticker	Equity Value	Volatility (weeks) 13	26	52	104	260
AmSurg Corp.	NasdaqGS:AMSG	$1,382.6	28.0%	24.9%	20.4%	21.8%	25.2%
First Choice Healthcare Solutions, Inc.	OTCPK:FCHS	$29.7	122.9%	114.5%	124.1%	114.3%	NA
Foundation Healthcare, Inc.	OTCPK:FDNH	$53.1	169.1%	207.9%	194.5%	174.2%	131.2%
IPC The Hospitalist Company, Inc.	NasdaqGS:IPCM	$780.4	33.6%	28.6%	26.1%	30.9%	39.0%
Northstar Healthcare Inc.	TSX:NHC	$45.6	49.8%	66.2%	91.0%	125.2%	113.1%
Providence Service Corp.	NasdaqGS:PRSC	$616.3	73.0%	56.3%	48.6%	50.9%	47.6%
SunLink Health Systems Inc.	AMEX:SSY	$11.0	113.6%	111.6%	73.7%	78.3%	76.7%
Surgical Care Affiliates, Inc.	NasdaqGS:SCAI	$1,159.5	25.5%	NA	NA	NA	NA
Team Health Holdings, Inc.	NYSE:TMH	$3,570.7	27.1%	25.0%	24.7%	22.7%	NA
USMD Holdings, Inc.	NasdaqCM:USMD	$121.0	33.1%	42.2%	72.6%	NA	NA
Equity Value Below $100.0 million							
Median			118.2%	113.1%	107.6%	119.8%	113.1%
Mean			113.8%	125.1%	120.8%	123.0%	107.0%
All Guideline Companies							
Median			41.7%	56.3%	72.6%	64.6%	62.2%
Mean			67.6%	75.3%	75.1%	77.3%	72.1%
First Physicians Capital Group	OTCPK:FPCG	$12.9	866.6%	992.2%	433.8%	419.0%	365.7%
Selected Volatility							**70.0%**

NA refers to not available.
Source: Capital IQ.

Cabrillo Advisors | 39